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Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT

Page Number
Citigroup Consolidated
Financial Summary	1
Segment Net Income:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Segment Detail
Global Consumer:
Cards
Global Cards	6
North America Cards	7 - 8
International Cards	9
Consumer Finance
Global Consumer Finance	10
North America Consumer Finance	11
International Consumer Finance	12
Retail Banking
Global Retail Banking	13
North America Retail Banking	14 - 15
International Retail Banking	16 - 17
Global Corporate and Investment Bank:
Income Statement	18
Revenue Details	19
Capital Markets and Banking	20
Transaction Services	21
Global Wealth Management:
Smith Barney	22
Private Bank	23
Global Investment Management:
Life Insurance and Annuities	24 - 25
Life Insurance and Annuities Insurance Investment Portfolio	26
Asset Management	27 - 28
Proprietary Investment Activities	29
Citigroup Supplemental Detail
Consolidated Statement of Income	30
Consolidated Balance Sheet	31
Segment Balance Sheet	32
Return on Capital	33
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	34
Allowance for Credit Losses:
Total Citigroup	35
Consumer Loans	36
Corporate Loans	37
Non-Performing Assets	38

CITIGROUP—FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

Citigroup, the leading global financial services company which has more than 200 million customer accounts and does business in more than 100 countries, provides consumers, corporations, governments and institutions a complete range of financial products and services.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004		4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004		Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Net Income	$4,103	$4,299	$4,691	$4,760	$5,273	$1,144	$5,308	$5,321		12%	$17,853	$17,046		(5)%

Basic Earnings Per Share	$0.80	$0.84	$0.92	$0.93	$1.03	$0.22	$1.03	$1.04		12%	$3.49	$3.32		(5)%

Weighted average common shares applicable to Basic EPS	5,094.9	5,085.5	5,096.8	5,096.1	5,095.6	5,100.5	5,112.3	5,120.3			5,093.3	5,107.2

Preferred Dividends—Basic	$20	$17	$17	$17	$17	$17	$17	$17			$71	$68

Diluted Earnings Per Share	$0.79	$0.83	$0.90	$0.91	$1.01	$0.22	$1.02	$1.02		12%	$3.42	$3.26		(5)%

Adjusted weighted average common shares applicable to Diluted EPS	5,168.7	5,184.0	5,206.5	5,215.2	5,203.1	5,201.3	5,205.6	5,219.5			5,193.6	5,207.4

Preferred Dividends—Diluted	$20	$17	$17	$17	$17	$17	$17	$17			$71	$68

Common Shares Outstanding, at period end	5,148.0	5,150.8	5,158.7	5,156.9	5,171.5	5,180.3	5,189.8	5,194.6			5,156.9	5,194.6

Tier 1 Capital Ratio	8.67%	9.02%	9.49%	8.91%	8.96%	8.16%	8.37%	8.7	%*		8.91%	8.7	%*

Total Capital Ratio	11.57%	11.94%	12.59%	12.04%	12.25%	11.31%	11.49%	11.8	%*		12.04%	11.8	%*

Leverage Ratio	5.46%	5.61%	5.81%	5.56%	5.40%	4.88%	5.01%	5.1	%*		5.56%	5.1	%*

Total Assets, at period end (in billions)	$1,137.4	$1,187.4	$1,209.3	$1,264.0	$1,317.6	$1,396.6	$1,436.6	$1,484.1	*		$1,264.0	$1,484.1	*

Stockholders' Equity, at period end (in billions)	$87.3	$93.3	$95.3	$98.0	$101.9	$98.3	$103.4	$109.3	*		$98.0	$109.3	*

Equity and Trust Securities, at period end (in billions)	$94.0	$100.0	$102.1	$104.1	$108.2	$104.5	$110.2	$115.5	*		$104.1	$115.5	*

Book Value Per Share, at period end	$16.75	$17.90	$18.25	$18.79	$19.48	$18.76	$19.70	$20.82	*		$18.79	$20.82	*

Return on Common Equity (Net Income)	19.3%	19.2%	20.2%	19.9%	21.3%	4.6%	21.3%	20.1%			19.8%	17.0%

Return on Risk Capital					45%	9%	42%	41%				34%

*
Preliminary

CITIGROUP—NET INCOME
PRODUCT VIEW
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Global Consumer:
Cards	$717	$758	$980	$1,135	$980	$1,012	$1,267	$1,441	27%	$3,590	$4,700	31%
Consumer Finance	503	521	476	479	567	594	643	584	22%	1,979	2,388	21%
Retail Banking	930	1,005	1,063	1,048	1,122	1,156	1,225	1,125	7%	4,046	4,628	14%
Other(1)	(28)	(43)	(30)	(23)	(94)	304	(62)	(53)	NM	(124)	95	NM

Total Global Consumer	2,122	2,241	2,489	2,639	2,575	3,066	3,073	3,097	17%	9,491	11,811	24%

Global Corporate and Investment Bank:
Capital Markets and Banking	1,203	1,174	1,162	1,103	1,477	1,502	1,159	1,257	14%	4,642	5,395	16%
Transaction Services	191	180	196	178	234	261	285	261	47%	745	1,041	40%
Other(1)(2)	7	(10)	(5)	(8)	(4)	(4,569)	7	168	NM	(16)	(4,398)	NM

Total Global Corporate and Investment Bank	1,401	1,344	1,353	1,273	1,707	(2,806)	1,451	1,686	32%	5,371	2,038	(62)%

Global Wealth Management:
Smith Barney	162	185	206	239	251	209	195	226	(5)%	792	881	11%
Private Bank(3)	125	139	143	144	159	152	136	(129)	NM	551	318	(42)%

Total Global Wealth Management	287	324	349	383	410	361	331	97	(75)%	1,343	1,199	(11)%

Global Investment Management:
Life Insurance and Annuities	244	200	163	185	287	230	282	274	48%	792	1,073	35%
Asset Management	83	82	57	102	105	69	84	(20)	NM	324	238	(27)%

Total Global Investment Management	327	282	220	287	392	299	366	254	(11)%	1,116	1,311	17%

Proprietary Investment Activities	38	63	128	137	26	273	111	333	NM	366	743	NM
Corporate/Other	(72)	45	152	41	163	(49)	(24)	(146)	NM	166	(56)	NM

Net Income	$4,103	$4,299	$4,691	$4,760	$5,273	$1,144	$5,308	$5,321	12%	$17,853	$17,046	(5)%

(1)
The 2004 second quarter includes a $756 million after-tax gain ($378 million in Consumer Other and $378 million in GCIB Other) related to the sale of The Samba Financial Group (Samba).

(2)
The 2004 second quarter includes a $4.95 billion after-tax charge related to the WorldCom Settlement and increase in Litigation Reserves.

(3)
The 2004 fourth quarter includes a $244 million after-tax charge related to the exit plan implementation for the Company's Private Bank operations in Japan.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET INCOME
REGIONAL VIEW
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
North America (excluding Mexico)(1)
Consumer	$1,473	$1,515	$1,691	$1,926	$1,748	$1,785	$2,123	$2,070	7%	$6,605	$7,726	17%
Corporate	661	579	604	698	746	(4,244)	501	807	16%	2,542	(2,190)	NM
Wealth Management	232	255	275	311	314	280	269	306	(2)%	1,073	1,169	9%
Investment Management	286	237	299	230	323	267	243	182	(21)%	1,052	1,015	(4)%

Total North America (excluding Mexico)	2,652	2,586	2,869	3,165	3,131	(1,912)	3,136	3,365	6%	11,272	7,720	(32)%

Mexico
Consumer	118	172	168	166	190	203	208	226	36%	624	827	33%
Corporate	107	74	120	106	94	184	198	183	73%	407	659	62%
Wealth Management	10	10	11	10	16	12	13	11	10%	41	52	27%
Investment Management	29	34	48	51	38	32	41	42	(18)%	162	153	(6)%

Total Mexico	264	290	347	333	338	431	460	462	39%	1,234	1,691	37%

Europe, Middle East and Africa (EMEA)
Consumer	149	155	189	191	204	601	154	224	17%	684	1,183	73%
Corporate	239	329	233	118	264	661	123	84	(29)%	919	1,132	23%
Wealth Management	(5)	(3)	(3)	(5)	9	4	4	(2)	60%	(16)	15	NM
Investment Management	2	5	9	4	—	3	3	1	(75)%	20	7	(65)%

Total EMEA	385	486	428	308	477	1,269	284	307	—	1,607	2,337	45%

Japan
Consumer	176	195	106	106	142	147	164	163	54%	583	616	6%
Corporate	40	14	54	54	93	87	91	63	17%	162	334	NM
Wealth Management	17	20	22	24	26	19	3	(253)	NM	83	(205)	NM
Investment Management	—	—	3	2	4	6	6	8	NM	5	24	NM

Total Japan	233	229	185	186	265	259	264	(19)	NM	833	769	(8)%

Asia (excluding Japan)
Consumer	186	198	212	215	247	280	332	328	53%	811	1,187	46%
Corporate	183	193	196	203	308	321	309	352	73%	775	1,290	66%
Wealth Management	24	32	31	31	35	34	33	23	(26)%	118	125	6%
Investment Management	8	6	29	7	9	9	12	7	—	50	37	(26)%

Total Asia	401	429	468	456	599	644	686	710	56%	1,754	2,639	50%

Latin America
Consumer	20	6	123	35	44	50	92	86	NM	184	272	48%
Corporate	171	155	146	94	202	185	229	197	NM	566	813	44%
Wealth Management	9	10	13	12	10	12	9	12	—	44	43	(2)%
Investment Management	2	—	(168)	(7)	18	(18)	61	14	NM	(173)	75	NM

Total Latin America	202	171	114	134	274	229	391	309	NM	621	1,203	94%

Proprietary Investment Activities	38	63	128	137	26	273	111	333	NM	366	743	NM
Corporate/Other	(72)	45	152	41	163	(49)	(24)	(146)	NM	166	(56)	NM

Net Income	$4,103	$4,299	$4,691	$4,760	$5,273	$1,144	$5,308	$5,321	12%	$17,853	$17,046	(5)%

(1)
Excludes Proprietary Investment Activities and Corporate / Other which are predominantly related to North America.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
PRODUCT VIEW
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Global Consumer:
Cards	$3,306	$3,296	$3,535	$4,473	$4,598	$4,467	$4,602	$4,654	4%	$14,610	$18,321	25%
Consumer Finance	2,560	2,452	2,513	2,558	2,688	2,677	2,631	2,765	8%	10,083	10,761	7%
Retail Banking	3,898	4,179	4,103	4,038	4,229	4,371	4,504	4,565	13%	16,218	17,669	9%
Other	21	12	9	17	(16)	557	(24)	(1)	NM	59	516	NM

Total Global Consumer	9,785	9,939	10,160	11,086	11,499	12,072	11,713	11,983	8%	40,970	47,267	15%

Global Corporate and Investment Bank:
Capital Markets and Banking	4,193	4,550	3,846	3,856	4,531	4,495	3,733	4,347	13%	16,445	17,106	4%
Transaction Services	904	896	882	906	939	984	1,042	1,101	22%	3,588	4,066	13%
Other	(11)	(9)	2	6	1	585	2	14	NM	(12)	602	NM

Total Global Corporate and Investment Bank	5,086	5,437	4,730	4,768	5,471	6,064	4,777	5,462	15%	20,021	21,774	9%

Global Wealth Management:
Smith Barney	1,333	1,454	1,493	1,564	1,729	1,578	1,523	1,637	5%	5,844	6,467	11%
Private Bank	460	521	510	505	573	505	482	484	(4)%	1,996	2,044	2%

Total Global Wealth Management	1,793	1,975	2,003	2,069	2,302	2,083	2,005	2,121	3%	7,840	8,511	9%

Global Investment Management:
Life Insurance and Annuities	1,146	1,179	1,389	1,298	1,303	1,240	1,533	1,522	17%	5,012	5,598	12%
Asset Management	367	378	421	467	471	412	463	478	2%	1,633	1,824	12%

Total Global Investment Management	1,513	1,557	1,810	1,765	1,774	1,652	1,996	2,000	13%	6,645	7,422	12%

Proprietary Investment Activities	153	225	510	334	180	537	287	659	97%	1,222	1,663	36%
Corporate/Other	206	221	185	132	262	(106)	(264)	(339)	NM	744	(447)	NM

Total Net Revenues	$18,536	$19,354	$19,398	$20,154	$21,488	$22,302	$20,514	$21,886	9%	$77,442	$86,190	11%

Managed Basis Net Revenues(1)	$19,638	$20,562	$20,608	$21,384	$22,813	$23,592	$21,764	$23,100	8%	$82,192	$91,269	11%

(1)
Segment net revenues disclosed above are prepared on an owned basis in accordance with Generally Accepted Accounting Principles (GAAP). The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed. For a reconciliation of managed basis revenue to GAAP revenues, see the Cards business on page 6.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
REGIONAL VIEW
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
North America (excluding Mexico)(1)
Consumer	$6,520	$6,594	$6,755	$7,524	$7,778	$7,618	$7,777	$7,704	2%	$27,393	$30,877	13%
Corporate	2,440	2,576	2,047	1,815	2,302	2,560	1,848	2,251	24%	8,878	8,961	1%
Wealth Management	1,515	1,646	1,678	1,750	1,912	1,761	1,713	1,837	5%	6,589	7,223	10%
Investment Management	1,231	1,257	1,613	1,401	1,393	1,346	1,589	1,569	12%	5,502	5,897	7%

Total North America (excluding Mexico)	11,706	12,073	12,093	12,490	13,385	13,285	12,927	13,361	7%	48,362	52,958	10%

Mexico
Consumer	585	686	575	658	724	713	765	859	31%	2,504	3,061	22%
Corporate	166	179	161	202	204	137	199	230	14%	708	770	9%
Wealth Management	28	31	28	30	38	34	35	31	3%	117	138	18%
Investment Management	107	108	122	135	129	128	139	148	10%	472	544	15%

Total Mexico	886	1,004	886	1,025	1,095	1,012	1,138	1,268	24%	3,801	4,513	19%

Europe, Middle East and Africa (EMEA)
Consumer	904	942	1,017	1,094	1,151	1,776	1,142	1,251	14%	3,957	5,320	34%
Corporate	1,387	1,478	1,337	1,528	1,559	2,064	1,349	1,528	—	5,730	6,500	13%
Wealth Management	58	65	64	73	80	72	68	71	(3)%	260	291	12%
Investment Management	62	67	74	99	85	72	86	96	(3)%	302	339	12%

Total EMEA	2,411	2,552	2,492	2,794	2,875	3,984	2,645	2,946	5%	10,249	12,450	21%

Japan
Consumer	915	813	823	823	815	812	822	841	2%	3,374	3,290	(2)%
Corporate	73	105	153	189	227	204	226	160	(15)%	520	817	57%
Wealth Management	60	69	74	61	83	58	33	26	(57)%	264	200	(24)%
Investment Management	15	16	20	21	22	24	26	31	48%	72	103	43%

Total Japan	1,063	1,003	1,070	1,094	1,147	1,098	1,107	1,058	(3)%	4,230	4,410	4%

Asia (excluding Japan)
Consumer	682	723	755	781	824	944	998	1,046	34%	2,941	3,812	30%
Corporate	593	631	676	694	857	770	823	958	38%	2,594	3,408	31%
Wealth Management	85	110	104	99	131	102	102	97	(2)%	398	432	9%
Investment Management	47	51	59	66	68	65	69	73	11%	223	275	23%

Total Asia	1,407	1,515	1,594	1,640	1,880	1,881	1,992	2,174	33%	6,156	7,927	29%

Latin America
Consumer	179	181	235	206	207	209	209	282	37%	801	907	13%
Corporate	427	468	356	340	322	329	332	335	(1)%	1,591	1,318	(17)%
Wealth Management	47	54	55	56	58	56	54	59	5%	212	227	7%
Investment Management	51	58	(78)	43	77	17	87	83	93%	74	264	NM

Total Latin America	704	761	568	645	664	611	682	759	18%	2,678	2,716	1%

Proprietary Investment Activities	153	225	510	334	180	537	287	659	97%	1,222	1,663	36%
Corporate/Other	206	221	185	132	262	(106)	(264)	(339)	NM	744	(447)	NM

Total Net Revenues	$18,536	$19,354	$19,398	$20,154	$21,488	$22,302	$20,514	$21,886	9%	$77,442	$86,190	11%

(1)
Excludes Proprietary Investment Activities and Corporate / Other which are predominantly related to North America.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$3,306	$3,296	$3,535	$4,473	$4,598	$4,467	$4,602	$4,654	4%	$14,610	$18,321	25%
Effect of Securitization Activities	1,102	1,208	1,210	1,230	1,325	1,290	1,250	1,214	(1)%	4,750	5,079	7%

Adjusted Revenues, Net of Interest Expense(1)	4,408	4,504	4,745	5,703	5,923	5,757	5,852	5,868	3%	19,360	23,400	21%

Total Operating Expenses	1,446	1,463	1,508	1,810	1,938	1,964	2,053	2,134	18%	6,227	8,089	30%

Net Credit Losses {a}	730	679	579	956	1,229	1,083	892	936	(2)%	2,944	4,140	41%
Effect of Securitization Activities	1,102	1,208	1,210	1,230	1,325	1,290	1,250	1,214	(1)%	4,750	5,079	7%

Adjusted Net Credit Losses(1)	1,832	1,887	1,789	2,186	2,554	2,373	2,142	2,150	(2)%	7,694	9,219	20%
Specific and General Credit Reserve Build/(Release) {a)	44	(1)	(39)	(13)	(1)	(68)	(246)	(429)	NM	(9)	(744)	NM

Total Provision for Credit Losses (Sum of {a})	774	678	540	943	1,228	1,015	646	507	(46)%	2,935	3,396	16%

Income Before Taxes and Minority Interest	1,086	1,155	1,487	1,720	1,432	1,488	1,903	2,013	17%	5,448	6,836	25%
Income Taxes and Minority Interest	369	397	507	585	452	476	636	572	(2)%	1,858	2,136	15%

Net Income	$717	$758	$980	$1,135	$980	$1,012	$1,267	$1,441	27%	$3,590	$4,700	31%

Average Assets (in billions of dollars)	$68	$62	$64	$85	$95	$94	$96	$96	13%	$70	$95	36%
Return on Assets	4.28%	4.90%	6.08%	5.30%	4.15%	4.33%	5.25%	5.97%		5.13%	4.95%
Return on Managed Assets	2.17%	2.32%	2.90%	2.85%	2.32%	2.42%	2.96%	3.26%		2.58%	2.75%
Average Risk Capital					$5,513	$5,439	$5,205	$5,300			$5,364
Return on Risk Capital					71%	75%	97%	108%			88%
Return on Invested Capital					24%	25%	31%	36%			29%
KEY INDICATORS (in billions of dollars):
End of Period Managed Loans	$125.5	$123.2	$128.7	$158.4	$151.9	$154.4	$157.3	$165.7	5%
EOP Open Accounts (in millions)	96.4	94.8	106.2	139.6	137.7	141.8	141.0	140.8	1%
Total Sales	$65.7	$68.7	$72.6	$84.1	$79.1	$87.0	$90.8	$97.8	16%	$291.1	$354.7	22%
Managed Average Yield	12.04%	12.25%	12.61%	13.89%	14.27%	13.87%	13.69%	13.53%
Managed Net Interest Revenue (in millions of dollars)(1)	$3,223	$3,267	$3,555	$4,477	$4,793	$4,556	$4,537	$4,467	—	$14,522	$18,353	26%
% of Average Managed Loans	10.31%	10.53%	11.16%	12.33%	12.56%	12.03%	11.66%	11.07%		11.13%	11.82%
Net Credit Margin (in millions of dollars)(2)	$2,576	$2,617	$2,956	$3,517	$3,369	$3,384	$3,710	$3,718	6%	$11,666	$14,181	22%
% of Average Managed Loans	8.24%	8.43%	9.28%	9.68%	8.83%	8.94%	9.53%	9.22%		8.94%	9.13%
Average Managed Loans:
Securitized	$67.7	$71.1	$72.1	$74.5	$75.9	$75.6	$76.2	$83.7	12%	$71.4	$77.9	9%
Held for Sale	5.1	3.0	4.1	0.6	—	2.1	7.4	2.9	NM	3.2	3.1	(3)%
On Balance Sheet	42.4	38.6	37.5	55.1	63.1	59.2	55.5	56.8	3%	43.4	58.6	35%

North America Managed	115.2	112.7	113.7	130.2	139.0	136.9	139.1	143.4	10%	118.0	139.6	18%
International	11.6	11.8	12.7	13.9	14.5	15.4	15.7	17.1	23%	12.5	15.7	26%

Total Managed	$126.8	$124.5	$126.4	$144.1	$153.5	$152.3	$154.8	$160.5	11%	$130.5	$155.3	19%

Managed Net Credit Losses (in millions of dollars):
Securitized	$1,024	$1,159	$1,127	$1,219	$1,325	$1,244	$1,122	$1,174	(4)%	$4,529	$4,865	7%
Held for Sale	78	49	83	11	—	46	128	40	NM	221	214	(3)%
On Balance Sheet	613	543	443	822	1,089	958	731	801	(3)%	2,421	3,579	48%

North America Managed	1,715	1,751	1,653	2,052	2,414	2,248	1,981	2,015	(2)%	7,171	8,658	21%
International	117	136	136	134	140	125	161	135	1%	523	561	7%

Total Managed	$1,832	$1,887	$1,789	$2,186	$2,554	$2,373	$2,142	$2,150	(2)%	$7,694	$9,219	20%

Coincident Managed Net Credit Loss Ratio	5.86%	6.08%	5.62%	6.02%	6.69%	6.27%	5.50%	5.33%
12 Month Lagged Managed Net Credit Loss Ratio	6.31%	6.39%	5.82%	6.92%	8.10%	7.66%	6.74%	5.94%
Loans 90+Days Past Due (in millions of dollars)	$2,406	$2,313	$2,353	$3,392	$3,152	$2,808	$2,842	$2,944	(13)%
% of EOP Managed Loans	1.92%	1.88%	1.83%	2.14%	2.08%	1.82%	1.81%	1.78%
(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Net Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. Securitization changes Citigroup's role from that of a lender to that of a loan servicer and removes the receivables from Citigroup's balance sheet. For securitized receivables, amounts that would otherwise be reported as net interest revenue, fee and commission revenue, and credit losses are replaced by the contractual servicing and excess servicing fees earned. However, Citigroup's exposure to credit losses on the securitized receivables is contractually limited to the cash flows from the receivables. The managed basis disclosures treat the receivables as if they had not been securitized and are still on the Company's balance sheet, with related income statement amounts reported as net interest revenue, fee and commission revenue, and credit losses. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way management reviews operating performance and allocates resources. Furthermore, investors utilize information about the credit quality of the entire managed portfolio as the results of both the held and securitized portfolios impact the overall performance of the Cards business.

(2)
Total Revenues, net of Interest Expense less Adjusted Net Credit Losses. Previously reported as Risk Adjusted Revenue.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS—Page 1
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$2,707	$2,689	$2,861	$3,731	$3,859	$3,686	$3,815	$3,756	1%	$11,988	$15,116	26%
Effect of Securitization Activities	1,102	1,208	1,210	1,230	1,325	1,290	1,250	1,214	(1)%	4,750	5,079	7%

Adjusted Revenues, Net of Interest Expense(1)	3,809	3,897	4,071	4,961	5,184	4,976	5,065	4,970	—	16,738	20,195	21%

Total Operating Expenses	1,134	1,160	1,179	1,387	1,533	1,518	1,616	1,649	19%	4,860	6,316	30%

Net Credit Losses {a}	613	543	443	822	1,089	958	731	801	(3)%	2,421	3,579	48%
Effect of Securitization Activities	1,102	1,208	1,210	1,230	1,325	1,290	1,250	1,214	(1)%	4,750	5,079	7%

Adjusted Net Credit Losses(1)	1,715	1,751	1,653	2,052	2,414	2,248	1,981	2,015	(2)%	7,171	8,658	21%
Specific and General Credit Reserve Build/(Release) {a)	25	1	—	(13)	—	(59)	(161)	(420)	NM	13	(640)	NM

Total Provision for Credit Losses (Sum of {a})	638	544	443	809	1,089	899	570	381	(53)%	2,434	2,939	21%

Income Before Taxes and Minority Interest	935	985	1,239	1,535	1,237	1,269	1,629	1,726	12%	4,694	5,861	25%
Income Taxes and Minority Interest	317	336	424	525	405	419	562	536	2%	1,602	1,922	20%

Net Income	$618	$649	$815	$1,010	$832	$850	$1,067	$1,190	18%	$3,092	$3,939	27%

Average Assets (in billions of dollars)	$55	$49	$51	$70	$80	$78	$79	$78	11%	$56	$79	41%
Return on Assets	4.56%	5.31%	6.34%	5.72%	4.18%	4.38%	5.37%	6.07%		5.52%	4.99%
Return on Managed Assets	2.07%	2.21%	2.67%	2.80%	2.17%	2.25%	2.77%	3.00%		2.45%	2.54%

Adjusted Revenues, Net of Interest Expense(1):
U.S. and Canada	$3,690	$3,751	$3,907	$4,829	$4,978	$4,782	$4,837	$4,728	(2)%	$16,177	$19,325	19%
Mexico	119	146	164	132	206	194	228	242	83%	561	870	55%

Total	$3,809	$3,897	$4,071	$4,961	$5,184	$4,976	$5,065	$4,970	—	$16,738	$20,195	21%

Net Income:
U.S. and Canada	$582	$588	$740	$954	$735	$762	$965	$1,100	15%	$2,864	$3,562	24%
Mexico	36	61	75	56	97	88	102	90	61%	228	377	65%

Total	$618	$649	$815	$1,010	$832	$850	$1,067	$1,190	18%	$3,092	$3,939	27%

(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Net Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on Page 6.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS—Page 2
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
KEY INDICATORS (in billions of dollars)
EOP Open Accounts (in millions)	82.5	80.8	90.6	123.8	121.8	121.1	120.2	120.0	(3)%
Total Sales	$57.1	$59.7	$62.3	$72.4	$67.8	$74.3	$77.3	$82.5	14%	$251.5	$301.9	20%
Average Managed Loans	$115.2	$112.7	$113.7	$130.2	$139.0	$136.9	$139.1	$143.4	10%	$118.0	$139.6	18%
Net Credit Margin (NCM)(1)	$2,094	$2,146	$2,418	$2,909	$2,770	$2,728	$3,084	$2,955	2%	$9,567	$11,537	21%
NCM as a % of Average Managed Loans	7.37%	7.64%	8.44%	8.86%	8.02%	8.01%	8.82%	8.20%		8.11%	8.26%
Managed Average Yield	11.60%	11.88%	12.33%	13.78%	14.24%	13.83%	13.60%	13.39%
SUPPLEMENTAL DISCLOSURE:
End of Period Managed Loans:
Bankcards	$107.2	$105.1	$102.6	$117.7	$112.1	$112.9	$115.2	$121.7	3%
Private Label	6.9	6.0	12.5	26.0	25.2	25.8	26.0	26.1	0%

Total	$114.1	$111.1	$115.1	$143.7	$137.3	$138.7	$141.2	$147.8	3%

Managed Net Interest Revenue (in millions of dollars):(2)
Bankcards	$2,461	$2,532	$2,572	$2,959	$3,108	$2,953	$2,904	$2,934	(1)%	$10,524	$11,899	13%
Private Label	369	352	580	1,068	1,230	1,140	1,163	1,035	(3)%	2,369	4,568	93%

Total	$2,830	$2,884	$3,152	$4,027	$4,338	$4,093	$4,067	$3,969	(1)%	$12,893	$16,467	28%

% of Average Managed Loans:
Bankcards	9.24%	9.58%	9.86%	10.80%	11.01%	10.65%	10.19%	9.93%
Private Label	20.92%	21.06%	22.40%	19.69%	19.46%	18.07%	17.98%	15.88%
Total	9.96%	10.26%	10.99%	12.27%	12.56%	12.03%	11.63%	11.01%
Managed Net Credit Losses (in millions of dollars):
Bankcards	$1,530	$1,571	$1,500	$1,691	$1,864	$1,705	$1,523	$1,543	(9)%	$6,292	$6,635	5%
Private Label(3)	185	180	153	361	550	543	458	472	31%	879	2,023	NM

Total	$1,715	$1,751	$1,653	$2,052	$2,414	$2,248	$1,981	$2,015	(2)%	$7,171	$8,658	21%

Coincident Managed Net Credit Loss Ratio:
Bankcards	5.74%	5.95%	5.75%	6.17%	6.60%	6.15%	5.34%	5.22%
Private Label(3)	10.49%	10.77%	5.91%	6.65%	8.70%	8.61%	7.08%	7.24%
Total	6.04%	6.23%	5.77%	6.25%	6.99%	6.61%	5.66%	5.59%
12 Month Lagged Managed Net Credit Loss Ratio	6.46%	6.50%	5.91%	7.14%	8.43%	8.02%	6.93%	6.15%
Loans 90+Days Past Due (In millions of dollars):
Bankcards	$1,963	$1,885	$1,890	$2,210	$2,048	$1,817	$1,816	$1,919	(13)%
Private Label	217	181	208	923	843	748	777	748	(19)%

Total	$2,180	$2,066	$2,098	$3,133	$2,891	$2,565	$2,593	$2,667	(15)%

% of EOP Managed Loans:
Bankcards	1.83%	1.79%	1.84%	1.88%	1.83%	1.61%	1.58%	1.58%
Private Label(3)	3.16%	3.00%	1.67%	3.55%	3.35%	2.90%	2.99%	2.87%
Total	1.91%	1.86%	1.82%	2.18%	2.10%	1.85%	1.84%	1.80%
(1)
Total Revenues, net of Interest Expense less Adjusted Net Credit Losses. Previously reported as Risk Adjusted Revenue.

(2)
The abbreviated income statement on page 7 is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Net Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on Page 6.

(3)
During the 2003 third quarter, Citigroup completed the acquisition of the Home Depot private-label portfolio which added $6 billion in receivables and was recorded at fair market value. Excluding the Home Depot portfolio, the managed net credit losses ratios in the third and fourth quarters of 2003 were 9.99% and 9.69%, respectively, for Private Label and 5.99% and 6.59%, respectively, for total North America Cards. Excluding the Home Depot portfolio, 90+ delinquency ratio in the third quarter of 2003 was 3.16% for Private Label and 1.91% for total North America Cards.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
INTERNATIONAL CARDS
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense
EMEA	$218	$213	$244	$288	$295	$286	$281	$296	3%	963	1,158	20%
Japan	61	62	67	69	68	73	74	80	16%	259	295	14%
Asia (excluding Japan)	270	281	305	327	322	362	378	410	25%	1,183	1,472	24%
Latin America	50	51	58	58	54	60	54	112	93%	217	280	29%

Total Revenues, Net of Interest Expense	599	607	674	742	739	781	787	898	21%	2,622	3,205	22%
Total Operating Expenses	312	303	329	423	405	446	437	485	15%	1,367	1,773	30%
Net Credit Losses	117	136	136	134	140	125	161	135	1%	523	561	7%
Specific and General Credit Reserve Build/(Release)	19	(2)	(39)	—	(1)	(9)	(85)	(9)	—	(22)	(104)	NM

Total Provision for Credit Losses	136	134	97	134	139	116	76	126	(6)%	501	457	(9)%
Income Before Taxes and Minority Interest	151	170	248	185	195	219	274	287	55%	754	975	29%
Income Taxes and Minority Interest	52	61	83	60	47	57	74	36	(40)%	256	214	(16)%

Net Income	$99	$109	$165	$125	$148	$162	$200	$251	NM	$498	$761	53%

Average Assets (in billions of dollars)	$13	$13	$13	$15	$15	$16	$17	$18	20%	$14	$16	14%
Return on Assets	3.09%	3.36%	5.04%	3.31%	3.97%	4.07%	4.68%	5.55%		3.56%	4.76%
Net Income by Region:
EMEA	$21	$27	$33	$21	$38	$36	$36	$55	NM	102	165	62%
Japan	14	13	15	16	21	22	26	31	94%	58	100	72%
Asia (excluding Japan)	52	54	64	71	71	82	110	113	59%	241	376	56%
Latin America	12	15	53	17	18	22	28	52	NM	97	120	24%

Total	$99	$109	$165	$125	$148	$162	$200	$251	NM	$498	$761	53%

KEY INDICATORS (in billions of dollars)
End of Period Loans	$11.4	$12.1	$13.6	$14.7	$14.6	$15.7	$16.1	$17.9	22%
EOP Open Accounts (in millions)	13.9	14.0	15.6	15.8	15.9	20.7	20.8	20.8	32%
Total Sales	$8.6	$9.0	$10.3	$11.7	$11.3	$12.7	$13.5	$15.3	31%	$39.6	$52.8	33%
Net Interest Revenue (in millions of dollars)	$393	$383	$403	$450	$455	$463	$470	$498	11%	$1,629	$1,886	16%
% of Average Loans	13.74%	13.02%	12.59%	12.84%	12.62%	12.09%	11.91%	11.59%		13.03%	12.01%
Net Credit Margin (in millions of dollars)(1)	$482	$471	$538	$608	$599	$656	$626	$763	25%	$2,099	$2,644	26%
% of Average Loans	16.85%	16.01%	16.81%	17.35%	16.61%	17.13%	15.86%	17.75%		16.79%	16.84%
Managed Average Yield	16.35%	15.71%	15.09%	14.87%	14.50%	14.14%	14.45%	14.69%
Average Loans:
EMEA	$4.0	$4.1	$4.6	$5.2	$5.5	$5.5	$5.4	$5.8	12%	$4.5	$5.6	25%
Japan	1.0	1.0	1.1	1.2	1.2	1.2	1.2	1.4	17%	1.1	1.2	18%
Asia (excluding Japan)	6.2	6.3	6.6	7.0	7.3	8.2	8.6	9.3	33%	6.5	8.4	29%
Latin America	0.4	0.4	0.4	0.5	0.5	0.5	0.5	0.6	20%	0.4	0.5	25%

Total	$11.6	$11.8	$12.7	$13.9	$14.5	$15.4	$15.7	$17.1	23%	$12.5	$15.7	26%

Coincident Net Credit Loss Ratio	4.09%	4.60%	4.27%	3.84%	3.85%	3.25%	4.09%	3.16%
12 Month Lagged Net Credit Loss Ratio	4.67%	5.21%	4.96%	4.73%	4.85%	4.24%	5.08%	3.89%
Loans 90+Days Past Due (in millions of dollars)	$226	$247	$255	$259	$261	$243	$249	$277	7%
% of EOP Loans	1.97%	2.04%	1.88%	1.76%	1.80%	1.55%	1.55%	1.55%
(1)
Total Revenues, net of Interest Expense less Adjusted Net Credit Losses. Previously reported as Risk Adjusted Revenue.

(2)
NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$2,560	$2,452	$2,513	$2,558	$2,688	$2,677	$2,631	$2,765	8%	$10,083	$10,761	7%
Total Operating Expenses	865	835	867	921	923	873	853	951	3%	3,488	3,600	3%
Net Credit Losses	855	897	898	867	870	857	832	872	1%	3,517	3,431	(2)%
Specific and General Credit Reserve Build/(Release)	21	8	(20)	6	1	(5)	(70)	—	(100)%	15	(74)	NM
Provision for Benefits & Claims	54	52	47	42	45	42	24	38	(10)%	195	149	(24)%

Total Provisions for Benefits, Claims and Credit Losses	930	957	925	915	916	894	786	910	(1)%	3,727	3,506	(6)%

Income Before Taxes	765	660	721	722	849	910	992	904	25%	2,868	3,655	27%
Income Taxes	262	139	245	243	282	316	349	320	32%	889	1,267	43%

Net Income	$503	$521	$476	$479	$567	$594	$643	$584	22%	$1,979	$2,388	21%

Average Assets (in billions of dollars)	$104	$105	$104	$106	$111	$110	$113	$117	10%	$105	$113	8%
Return on Assets	1.96%	1.99%	1.82%	1.79%	2.05%	2.17%	2.26%	1.99%		1.88%	2.11%
Average Risk Capital					$3,710	$3,798	$3,675	$3,704			$3,722
Return on Risk Capital					61%	63%	70%	63%			64%
Return on Invested Capital					22%	21%	23%	21%			22%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$51.0	$51.7	$52.2	$53.3	$56.4	$56.7	$58.6	$61.2	15%	$52.1	$58.2	12%
Personal loans	22.5	22.2	22.1	23.2	24.5	24.4	24.6	25.7	11%	22.5	24.8	10%
Auto	10.8	11.1	11.2	11.3	11.4	11.5	11.6	11.8	4%	11.1	11.6	5%
Sales finance and other	4.5	4.8	5.3	5.5	5.8	5.2	5.1	5.4	(2)%	5.0	5.4	8%

Total	$88.8	$89.8	$90.8	$93.3	$98.1	$97.8	$99.9	$104.1	12%	$90.7	$100.0	10%

Average Yield	14.11%	13.46%	13.28%	13.22%	13.14%	13.09%	12.83%	12.70%
Average Net Interest Margin	10.68%	10.08%	10.02%	9.96%	10.16%	10.19%	9.68%	9.81%
Net Credit Margin (NCM)(1)	$1,705	$1,555	$1,615	$1,691	$1,818	$1,820	$1,799	$1,893	12%	$6,566	$7,330	12%
NCM as a % of Average Loans	7.79%	6.95%	7.06%	7.19%	7.45%	7.48%	7.16%	7.23%		7.24%	7.33%
Net Credit Loss Ratio	3.91%	4.01%	3.92%	3.68%	3.57%	3.52%	3.31%	3.33%
Loans 90+ Days Past Due (in millions of dollars)	$2,183	$2,182	$2,127	$2,221	$2,127	$1,948	$1,938	$2,014	(9)%
% of EOP Loans	2.45%	2.41%	2.30%	2.36%	2.15%	1.96%	1.91%	1.90%
Number of Sales Points:
North America Branches	2,394	2,394	2,390	2,328	2,759	2,608	2,624	2,642	13%
International Branches	1,146	1,164	1,093	928	940	997	1,039	969	4%
Japan Automated Loan Machines	371	371	371	372	382	380	419	512	38%

Total	3,911	3,929	3,854	3,628	4,081	3,985	4,082	4,123	14%

(1)
Total Revenues, net of Interest Expense less Net Credit Losses.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
NORTH AMERICA CONSUMER FINANCE
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,635	$1,625	$1,667	$1,695	$1,835	$1,806	$1,753	$1,850	9%	$6,622	$7,244	9%
Total Operating Expenses	537	512	523	539	587	536	512	567	5%	2,111	2,202	4%
Net Credit Losses	513	514	520	512	529	515	487	534	4%	2,059	2,065	—
Specific and General Credit Reserve Build/(Release)	(8)	—	(15)	4	1	(5)	(45)	—	(100)%	(19)	(49)	NM
Provision for Benefits & Claims	54	52	47	42	44	41	24	38	(10)%	195	147	(25)%

Total Provisions for Benefits, Claims and Credit Losses	559	566	552	558	574	551	466	572	3%	2,235	2,163	(3)%

Income Before Taxes	539	547	592	598	674	719	775	711	19%	2,276	2,879	26%
Income Taxes	199	203	220	219	230	262	281	266	21%	841	1,039	24%

Net Income	$340	$344	$372	$379	$444	$457	$494	$445	17%	$1,435	$1,840	28%

Average Assets (in billions of dollars)	$78	$78	$79	$81	$85	$85	$88	$91	12%	$79	$87	10%
Return on Assets	1.77%	1.77%	1.87%	1.86%	2.10%	2.16%	2.23%	1.95%		1.82%	2.11%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$45.0	$45.6	$46.2	$47.5	$49.6	$49.9	$51.4	$53.1	12%	$46.0	$51.0	11%
Personal loans	10.4	10.5	10.6	10.7	12.2	12.3	12.6	12.9	21%	10.6	12.5	18%
Auto	8.8	9.2	9.5	9.8	10.0	10.3	10.6	10.9	11%	9.3	10.5	13%
Sales finance and other	3.8	3.8	4.1	4.2	4.5	4.4	4.3	4.5	7%	4.0	4.4	10%

Total	$68.0	$69.1	$70.4	$72.2	$76.3	$76.9	$78.9	$81.4	13%	$69.9	$78.4	12%

Average Yield	12.53%	12.20%	11.99%	11.81%	11.93%	11.78%	11.50%	11.33%
Average Net Interest Margin	8.60%	8.40%	8.35%	8.36%	8.69%	8.52%	7.99%	8.19%
Net Credit Margin (NCM)(1)	$1,122	$1,111	$1,147	$1,183	$1,306	$1,291	$1,266	$1,316	11%	$4,563	$5,179	13%
NCM as a % of Average Loans	6.69%	6.45%	6.46%	6.50%	6.88%	6.75%	6.38%	6.43%		6.53%	6.61%
Net Credit Loss Ratio	3.06%	2.98%	2.93%	2.81%	2.79%	2.69%	2.46%	2.61%
Loans 90+ Days Past Due (in millions of dollars)	$1,786	$1,681	$1,642	$1,683	$1,589	$1,444	$1,479	$1,525	(9)%
% of EOP Loans	2.60%	2.40%	2.29%	2.32%	2.06%	1.84%	1.84%	1.84%
Number of Branches:
North America (excluding Mexico)	2,248	2,240	2,228	2,166	2,597	2,446	2,450	2,452	13%
Mexico	146	154	162	162	162	162	174	190	17%

Total	2,394	2,394	2,390	2,328	2,759	2,608	2,624	2,642	13%

(1)
Total Revenues, net of Interest Expense less Net Credit Losses.

Reclassified to conform to the current period's presentation.

NM Not Meaningful

GLOBAL CONSUMER
CONSUMER FINANCE
INTERNATIONAL CONSUMER FINANCE
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$925	$827	$846	$863	$853	$871	$878	$915	6%	$3,461	$3,517	2%
Total Operating Expenses	328	323	344	382	336	337	341	384	1%	1,377	1,398	2%
Net Credit Losses	342	383	378	355	341	342	345	338	(5)%	1,458	1,366	(6)%
Specific and General Credit Reserve Build/(Release)	29	8	(5)	2	—	—	(25)	—	(100)%	34	(25)	NM
Provision for Benefits & Claims	—	—	—	—	1	1	—	—	—	—	2	—

Total Provisions for Benefits, Claims and Credit Losses	371	391	373	357	342	343	320	338	(5)%	1,492	1,343	(10)%

Income Before Taxes	226	113	129	124	175	191	217	193	56%	592	776	31%
Income Taxes	63	(64)	25	24	52	54	68	54	NM	48	228	NM

Net Income	$163	$177	$104	$100	$123	$137	$149	$139	39%	$544	$548	1%

Average Assets (in billions of dollars)	$26	$27	$25	$25	$26	$25	$25	$26	4%	$26	$26	—
Return on Assets	2.54%	2.63%	1.65%	1.59%	1.90%	2.20%	2.37%	2.13%		2.09%	2.11%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$6.0	$6.1	$6.0	$5.8	$6.8	$6.8	$7.2	$8.1	40%	$6.1	$7.2	18%
Personal loans	12.1	11.7	11.5	12.5	12.3	12.1	12.0	12.8	2%	11.9	12.3	3%
Auto	2.0	1.9	1.7	1.5	1.4	1.2	1.0	0.9	(40)%	1.8	1.1	(39)%
Sales finance and other	0.7	1.0	1.2	1.3	1.3	0.8	0.8	0.9	(31)%	1.0	1.0	—

Total	$20.8	$20.7	$20.4	$21.1	$21.8	$20.9	$21.0	$22.7	8%	$20.8	$21.6	4%

Average Yield	19.20%	17.66%	17.72%	18.04%	17.42%	17.88%	17.82%	17.64%
Average Net Interest Margin	17.37%	15.69%	15.77%	15.40%	15.35%	16.33%	16.02%	15.66%
Net Credit Margin (NCM)(1)	$583	$444	$468	$508	$512	$529	$533	$577	14%	$2,003	$2,151	7%
NCM as a % of Average Loans	11.37%	8.60%	9.10%	9.55%	9.45%	10.18%	10.10%	10.11%		9.63%	9.96%
Net Credit Loss Ratio	6.69%	7.43%	7.34%	6.65%	6.31%	6.57%	6.52%	5.92%
Loans 90+ Days Past Due (in millions of dollars)	$397	$501	$485	$538	$538	$504	$459	$489	(9)%
% of EOP Loans	1.93%	2.45%	2.32%	2.50%	2.47%	2.38%	2.17%	2.13%
Number of Sales Points:
Japan Branches	840	813	739	552	530	530	529	405	(27)%
Japan Automated Loan Machines	371	371	371	372	382	380	419	512	38%

Total Japan	1,211	1,184	1,110	924	912	910	948	917	(1)%
EMEA Branches	135	168	176	187	199	228	234	252	35%
Asia (excluding Japan) Branches	71	79	95	100	119	146	173	196	96%
Latin America Branches	100	104	83	89	92	93	103	116	30%

Total	1,517	1,535	1,464	1,300	1,322	1,377	1,458	1,481	14%

Japan:
Average Loans (in billions of dollars)	$12.6	$11.9	$11.7	$12.0	$11.9	$11.4	$10.8	$11.2	(7)%
Net Credit Loss Ratio	9.98%	11.42%	11.39%	10.46%	10.08%	10.45%	10.99%	10.36%
Net Income (in millions of dollars)	$132	$146	$61	$53	$81	$88	$95	$98	85%	$392	$362	(8)%

(1)
Total Revenues, net of Interest Expense less Net Credit Losses.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$3,898	$4,179	$4,103	$4,038	$4,229	$4,371	$4,504	$4,565	13%	$16,218	$17,669	9%
Total Operating Expenses	2,102	2,241	2,226	2,296	2,272	2,451	2,500	2,660	16%	8,865	9,883	11%
Net Credit Losses	299	304	260	213	205	207	219	276	30%	1,076	907	(16)%
Specific and General Credit Reserve Build/(Release)	(17)	(5)	(142)	(74)	(19)	(138)	(188)	(104)	(41)%	(238)	(449)	(89)%
Provision for Benefits & Claims	137	130	136	135	144	133	141	148	10%	538	566	5%

Total Provisions for Benefits, Claims and Credit Losses	419	429	254	274	330	202	172	320	17%	1,376	1,024	(26)%

Income Before Taxes and Minority Interest	1,377	1,509	1,623	1,468	1,627	1,718	1,832	1,585	8%	5,977	6,762	13%
Income Taxes	429	493	552	410	491	548	593	446	9%	1,884	2,078	10%
Minority Interest, Net of Tax	18	11	8	10	14	14	14	14	40%	47	56	19%

Net Income	$930	$1,005	$1,063	$1,048	$1,122	$1,156	$1,225	$1,125	7%	$4,046	$4,628	14%

Average Assets (in billions of dollars)	$227	$230	$234	$237	$239	$259	$274	$284	20%	$232	$264	14%
Return on Assets	1.66%	1.75%	1.80%	1.75%	1.89%	1.80%	1.78%	1.58%		1.74%	1.75%
Average Risk Capital					$12,514	$12,732	$13,315	$13,896			$13,114
Return on Risk Capital					36%	37%	37%	32%			35%
Return on Invested Capital					18%	18%	19%	17%			18%
KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
North America	$111.9	$112.9	$113.3	$110.8	$112.2	$115.7	$116.9	$118.0	6%	$112.2	$115.7	3%
Bank Deposit Program Balances(1)	41.1	41.2	41.3	41.0	41.8	41.7	41.4	41.4	1%	41.2	41.6	1%

Total North America	153.0	154.1	154.6	151.8	154.0	157.4	158.3	159.4	5%	153.4	157.3	3%
International	81.4	84.3	87.0	92.0	96.3	102.1	104.9	109.6	19%	86.2	103.2	20%

Total	$234.4	$238.4	$241.6	$243.8	$250.3	$259.5	$263.2	$269.0	10%	$239.6	$260.5	9%

Average Loans (in billions of dollars):
North America	$114.1	$112.5	$112.7	$116.9	$121.9	$127.8	$134.1	$143.3	23%	$114.0	$131.8	16%
North America—Liquidating	10.6	9.6	8.6	6.9	6.3	5.9	5.4	5.3	(23)%	8.9	5.7	(36)%
International	34.7	35.6	35.8	37.7	38.2	45.8	50.5	53.9	43%	36.0	47.1	31%

Total	$159.4	$157.7	$157.1	$161.5	$166.4	$179.5	$190.0	$202.5	25%	$158.9	$184.6	16%

Net Interest Revenue	$2,607	$2,511	$2,507	$2,589	$2,592	$2,677	$2,781	$2,884	11%	$10,214	$10,934	7%
Net Credit Loss Ratio—Consumer	0.42%	0.58%	0.72%	0.39%	0.49%	0.51%	0.47%	0.46%
Net Credit Loss Ratio—Commercial Business	1.65%	1.30%	0.47%	0.93%	0.51%	0.31%	0.43%	0.89%
Loans 90+Days Past Due—Consumer (in millions of dollars)	$3,644	$3,706	$3,707	$3,802	$3,698	$3,576	$3,907	$4,094	8%
% of EOP Loans	3.18%	3.29%	3.19%	3.07%	2.86%	2.46%	2.53%	2.47%
Cash Basis Loans—Commercial Business (in millions of dollars)	$1,250	$1,165	$1,283	$1,350	$1,213	$1,173	$1,000	$735	(46)%
% of EOP Loans	2.88%	2.76%	3.17%	3.38%	3.11%	2.96%	2.55%	1.78%
EOP Accounts (in millions):
North America	29.4	29.7	30.1	30.4	30.8	31.2	32.6	32.6	7%
International	17.0	17.3	17.5	17.7	18.1	23.9	24.2	24.1	36%

Total	46.4	47.0	47.6	48.1	48.9	55.1	56.8	56.7	18%

Branches:
Citibanking North America	781	779	782	779	779	775	776	775	(1)%
Mexico	1,413	1,409	1,408	1,401	1,357	1,347	1,347	1,349	(4)%
International	875	863	877	870	868	1,110	1,118	1,129	30%

Total	3,069	3,051	3,067	3,050	3,004	3,232	3,241	3,253	7%

Investment AUM's (in billions):
North America	$62.9	$68.1	$68.6	$72.3	$73.4	$73.3	$74.7	$78.5	9%
International	38.5	43.7	46.4	50.7	54.1	55.9	58.8	63.3	25%

Total	$101.4	$111.8	$115.0	$123.0	$127.5	$129.2	$133.5	$141.8	15%

(1)
The Bank Deposit Program balances are generated from the Smith Barney channel (Global Wealth Management segment) and the funds are managed by Citibanking North America.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING—Page 1
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/(Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/(Decrease)
Total Revenues, Net of Interest Expense:
Retail Distribution	$742	$757	$737	$725	$751	$778	$786	$751	4%	$2,961	$3,066	4%
Commercial Business	527	511	511	478	474	619	620	582	22%	2,027	2,295	13%
Prime Home Finance	395	537	541	400	442	312	414	339	(15)%	1,873	1,507	(20)%
Student Loans	131	132	106	118	149	149	151	163	38%	487	612	26%
Primerica Financial Services	515	515	527	531	531	529	532	549	3%	2,088	2,141	3%

Total North America, excluding Mexico	2,310	2,452	2,422	2,252	2,347	2,387	2,503	2,384	6%	9,436	9,621	2%
Mexico	432	502	371	487	477	479	495	574	18%	1,792	2,025	13%

Total Revenues, Net of Interest Expense	2,742	2,954	2,793	2,739	2,824	2,866	2,998	2,958	8%	11,228	11,646	4%
Total Operating Expenses	1,435	1,551	1,541	1,529	1,523	1,681	1,712	1,771	16%	6,056	6,687	10%
Net Credit Losses	209	192	64	111	72	71	64	113	2%	576	320	(44)%
Specific and General Credit Reserve Build/(Release)	(19)	(25)	(16)	(73)	(18)	(148)	(180)	(109)	(49)%	(133)	(455)	NM
Provision for Benefits & Claims	136	129	134	133	142	131	140	147	11%	532	560	5%

Total Provisions for Benefits, Claims and Credit Losses	326	296	182	171	196	54	24	151	(12)%	975	425	(56)%

Income Before Taxes and Minority Interest	981	1,107	1,070	1,039	1,105	1,131	1,262	1,036	—	4,197	4,534	8%
Income Taxes	302	359	360	303	335	364	416	307	1%	1,324	1,422	7%
Minority Interest, Net of Tax	18	11	8	10	14	14	14	15	50%	47	57	21%

Net Income	$661	$737	$702	$726	$756	$753	$832	$714	(2)%	$2,826	$3,055	8%

Net Income by Business:
Retail Distribution	$126	$118	$116	$124	$133	$124	$130	$127	2%	$484	$514	6%
Commercial Business	136	123	121	145	161	190	259	155	7%	525	765	46%
Prime Home Finance	146	212	211	164	183	147	157	108	(34)%	733	595	(19)%
Student Loans	50	47	37	45	58	56	55	58	29%	179	227	27%
Primerica Financial Services	131	135	134	146	137	131	136	140	(4)%	546	544	—

Total North America, excluding Mexico	589	635	619	624	672	648	737	588	(6)%	2,467	2,645	7%

Mexico	72	102	83	102	84	105	95	126	24%	359	410	14%

Total Net Income	$661	$737	$702	$726	$756	$753	$832	$714	(2)%	$2,826	$3,055	8%

KEY INDICATORS:
Net Interest Revenue	$1,830	$1,675	$1,696	$1,725	$1,714	$1,727	$1,791	$1,812	5%	$6,926	$7,044	2%
Net Credit Loss Ratio—Consumer	0.17%	0.29%	0.10%	0.11%	0.11%	0.18%	0.09%	0.13%
Net Credit Loss Ratio—Commercial Business	1.69%	1.31%	0.44%	0.93%	0.51%	0.30%	0.44%	0.86%
Loans 90+Days Past Due—Consumer (in millions of dollars)	$2,357	$2,385	$2,318	$2,299	$2,163	$2,054	$2,473	$2,515	9%
% of EOP Loans	2.87%	3.00%	2.80%	2.60%	2.30%	2.03%	2.29%	2.18%
Cash Basis Loans—Commercial Business (in millions of dollars)	$1,173	$1,090	$1,213	$1,266	$1,135	$1,094	$957	$701	(45)%
% of EOP Loans	2.86%	2.76%	3.27%	3.43%	3.15%	3.23%	2.74%	1.93%

Reclassified to conform to the current period's presentation.

NM    Not meaningful

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING—Page 2
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
KEY INDICATORS (continued):
Retail Distribution — Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$56.3	$57.4	$58.1	$58.9	$60.8	$63.0	$64.0	$63.9	8%
Time Deposits, CDs and Other	15.2	14.4	13.4	12.6	11.9	11.2	10.7	10.6	(16)%

Total Branch Deposits	71.5	71.8	71.5	71.5	72.7	74.2	74.7	74.5	4%
Smith Barney Bank Deposit Program(1)	41.1	41.2	41.3	41.0	41.8	41.7	41.4	41.4	1%

Total Deposits	$112.6	$113.0	$112.8	$112.5	$114.5	$115.9	$116.1	$115.9	3%

Investment AUMs (EOP)	$34.1	$36.2	$37.2	$39.2	$40.0	$40.1	$40.5	$42.6	9%
Average Loans	$6.8	$6.9	$6.8	$6.9	$7.1	$7.4	$7.6	$8.0	16%
Commercial Business—Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$10.4	$10.7	$11.4	$12.5	$13.1	$13.3	$13.1	$13.5	8%
Time Deposits, CDs and Other	1.0	1.0	1.0	1.0	1.0	1.1	1.2	1.5	50%

Total Deposits	$11.4	$11.7	$12.4	$13.5	$14.1	$14.4	$14.3	$15.0	11%

Average Loans	$27.2	$26.9	$27.0	$27.3	$26.9	$26.6	$26.3	$26.8	(2)%
Average Loans—Liquidating	10.6	9.6	8.6	6.9	6.3	5.9	5.4	5.3	(23)%

Average Loans—Total	$37.8	$36.5	$35.6	$34.2	$33.2	$32.5	$31.7	$32.1	(6)%

Prime Home Finance—Balances (in billions of dollars)
Average Loans(2)	$53.2	$51.9	$52.0	$55.6	$60.2	$66.5	$72.2	$78.1	40%
Originations	$21.3	$23.5	$36.9	$22.9	$22.0	$29.2	$22.9	$25.0	9%
Third Party Mortgage Servicing Portfolio (EOP)	$155.4	$140.3	$137.3	$158.3	$174.5	$170.1	$297.5	$291.3	84%
Net Servicing & Gain/(Loss) on Sale	$37.1	$218.5	$257.0	$46.9	$107.1	$(84.0)	$25.8	$(48.5)	NM
Student Loans—Balances (in billions of dollars):
Average Loans	$22.0	$22.3	$22.7	$23.5	$24.5	$24.5	$25.2	$25.9	10%
Originations	$2.3	$0.7	$2.2	$1.5	$2.2	$1.0	$2.6	$2.0	33%
Primerica Financial Services:
Life Insurance in Force (in billions of dollars)	$474.4	$486.6	$494.2	$503.6	$510.7	$522.0	$534.2	$545.4	8%
Loan Volumes (in millions of dollars)(3)	$1,259.6	$1,350.4	$1,460.0	$857.9	$749.3	$1,104.0	$961.0	$987.0	15%
Mutual Fund/UIT Sales at NAV (in millions of dollars)	$706	$692	$712	$730	$927	$861	$768	$769	5%
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)	$158	$171	$212	$220	$296	$263	$258	$278	26%
Investment AUMs (EOP)	$18.8	$21.6	$22.3	$24.8	$25.5	$25.7	$25.7	$27.9	13%
Mexico—Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$11.4	$11.7	$11.7	$11.9	$12.3	$11.8	$12.0	$12.4	4%
Time Deposits, CDs and Other	9.9	9.5	8.4	8.6	9.0	9.6	9.2	9.5	10%

Total Deposits	$21.3	$21.2	$20.1	$20.5	$21.3	$21.4	$21.2	$21.9	7%

Investment AUMs (EOP)	$10.0	$10.3	$9.1	$8.3	$7.9	$7.5	$8.5	$8.0	(4)%
Average Loans	$6.6	$6.8	$6.3	$6.3	$6.3	$6.2	$6.2	$6.9	10%
North America Retail Banking (including Mexico, in billions of dollars)
Total Average Deposits	$153.0	$154.1	$154.6	$151.8	$154.0	$157.4	$158.3	$159.4	5%
Total Average Loans	$124.7	$122.1	$121.3	$123.8	$128.2	$133.7	$139.5	$148.6	20%
Total Investment Product Sales(4)	$4.2	$5.3	$4.8	$4.7	$5.5	$4.7	$4.7	$5.1	9%
Total Investment AUMs (EOP)	$62.9	$68.1	$68.6	$72.3	$73.4	$73.3	$74.7	$78.5	9%
Total EOP Accounts (in millions)	29.4	29.7	30.1	30.4	30.8	31.2	32.6	32.6	7%
Checking Accounts (in millions)	10.5	10.9	11.2	11.3	11.7	11.8	11.8	11.8	4%
(1)
The Bank Deposit Program balances are generated from the Smith Barney channel (Global Wealth Management segment) and the funds are managed by Citibanking North America.

(2)
Includes approximately $2 billion of loans held for sale each quarter.

(3)
Represents loan products marketed by Primerica Financial Services; the receivables are primarily reflected in the assets of Consumer Finance.

(4)
Investment product sales include mutual funds, annuities, structured notes, and other investment products.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING—Page 1
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
EMEA	$548	$585	$615	$639	$685	$721	$687	$764	20%	$2,387	$2,857	20%
Japan	108	113	117	113	125	119	113	114	1%	451	$471	4%
Asia (excluding Japan)	391	418	422	421	467	540	574	583	38%	1,652	2,164	31%
Latin America	109	109	156	126	128	125	132	146	16%	500	531	6%

Total Revenues, Net of Interest Expense	1,156	1,225	1,310	1,299	1,405	1,505	1,506	1,607	24%	4,990	6,023	21%
Total Operating Expenses	667	690	685	767	749	770	788	889	16%	2,809	3,196	14%
Net Credit Losses	90	112	196	102	133	136	155	163	60%	500	587	17%
Specific and General Credit Reserve Build/(Release)	2	20	(126)	(1)	(1)	10	(8)	5	NM	(105)	6	NM
Provision for Benefits & Claims	1	1	2	2	2	2	1	1	(50)%	6	6	—

Total Provisions for Benefits, Claims and Credit Losses	93	133	72	103	134	148	148	169	64%	401	599	49%

Income Before Taxes and minority interest	396	402	553	429	522	587	570	549	28%	1,780	2,228	25%
Income Taxes and minority interest	127	134	192	107	156	184	177	138	29%	560	655	17%

Net Income	$269	$268	$361	$322	$366	$403	$393	$411	28%	$1,220	$1,573	29%

Net Income (loss) by Region:
EMEA	$99	$97	$118	$130	$132	$151	$90	$138	6%	444	511	15%
Japan	31	35	30	36	40	37	43	35	(3)%	12	155	17%
Asia (excluding Japan)	132	143	144	140	171	191	214	207	48%	559	783	40%
Latin America	7	(7)	69	16	23	24	46	31	94%	85	124	46%

Total	$269	$268	$361	$322	$366	$403	$393	$411	28%	$1,220	$1,573	29%

KEY INDICATORS:
Net Interest Revenue	$777	$836	$811	$864	$878	$950	$990	$1,072	24%	$3,288	$3,890	18%
Net Credit Loss Ratio—Consumer	1.07%	1.28%	2.28%	1.09%	1.48%	1.28%	1.33%	1.21%
Net Credit Loss Ratio—Commercial Business	0.84%	1.08%	0.94%	0.90%	0.45%	0.42%	0.33%	1.05%
Loans 90+Days Past Due—Consumer (in millions of dollars)	$1,287	$1,321	$1,389	$1,503	$1,535	$1,522	$1,434	$1,579	5%
% of EOP Loans	3.95%	3.99%	4.16%	4.24%	4.35%	3.46%	3.08%	3.15%
Cash Basis Loans—Commercial Business (in millions of dollars)	$77	$75	$70	$84	$78	$79	$43	$34	(60)%
% of EOP Loans	3.24%	2.76%	2.10%	2.74%	2.60%	1.38%	0.99%	0.71%
NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING—Page 2

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/(Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/(Decrease)
KEY INDICATORS (Continued):
International—Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$37.6	$39.8	$42.8	$47.4	$51.4	$54.7	$55.4	$58.2	23%
Time Deposits, CDs and Other	43.8	44.5	44.2	44.6	44.9	47.4	49.5	51.4	15%

Total Average Deposits	$81.4	$84.3	$87.0	$92.0	$96.3	$102.1	$104.9	$109.6	19%

Investment Sales	$6.6	$7.9	$8.7	$8.5	$10.2	$9.7	$8.8	$9.8	15%
Investment AUMs (EOP)	$38.5	$43.7	$46.4	$50.7	$54.1	$55.9	$58.7	$63.3	25%
Average Customer Deposits by Region (in billions of dollars):
EMEA	$18.4	$19.2	$20.0	$22.0	$23.9	$24.1	$23.9	$25.5	16%
Japan	18.9	19.1	20.3	22.0	22.6	21.7	21.6	21.9	—
Asia (excluding Japan)	37.1	38.9	39.9	41.3	43.2	49.6	52.5	55.3	34%
Latin America	7.0	7.1	6.8	6.7	6.6	6.7	6.9	6.9	3%

Total	$81.4	$84.3	$87.0	$92.0	$96.3	$102.1	$104.9	$109.6	19%

Average Loans by Type (in billions of dollars):
Mortgages	$12.1	$12.2	$12.2	$12.5	$12.5	$16.4	$19.1	$20.2	62%
Auto	2.1	2.3	2.4	2.4	2.4	2.4	2.5	2.5	4%
Personal	15.5	16.6	16.7	18.0	18.8	20.6	21.3	23.1	28%
Commercial Markets	2.3	2.6	3.0	2.8	3.0	4.7	5.3	5.0	79%
Other	2.7	1.9	1.5	2.0	1.5	1.7	2.3	3.1	55%

Total	$34.7	$35.6	$35.8	$37.7	$38.2	$45.8	$50.5	$53.9	43%

Average Loans by Region (in billions of dollars):
EMEA	$15.5	$16.4	$16.3	$17.8	$18.0	$18.1	$18.4	$19.5	10%
Japan	1.1	0.3	0.3	0.3	0.3	0.3	0.3	0.3	—
Asia (excluding Japan)	16.8	17.6	18.0	18.6	19.0	26.6	31.0	33.3	79%
Latin America	1.3	1.3	1.2	1.0	0.9	0.8	0.8	0.8	(20)%

Total	$34.7	$35.6	$35.8	$37.7	$38.2	$45.8	$50.5	$53.9	43%

EOP Accounts by Region (in billions of dollars):
EMEA	$7.4	$7.6	$7.7	$7.7	$7.9	$8.0	$8.1	$8.3	8%
Japan	2.1	2.1	2.2	2.2	2.2	2.2	2.1	2.1	(5)%
Asia (excluding Japan)	5.0	5.2	5.3	5.5	5.8	11.5	11.8	11.4	NM
Latin America	2.5	2.4	2.3	2.3	2.2	2.2	2.2	2.3	—

Total	$17.0	$17.3	$17.5	$17.7	$18.1	$23.9	$24.2	$24.1	36%

Branches by Region:
EMEA	592	583	597	599	596	599	604	606	1%
Japan	24	24	25	25	25	25	25	25	—
Asia (excluding Japan)	98	98	103	105	106	341	342	347	NM
Latin America	161	158	152	141	141	145	147	151	7%

Total	875	863	877	870	868	1,110	1,118	1,129	30%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
INCOME STATEMENT
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Revenues:
Commissions and Fees	$409	$487	$489	$443	$586	$485	$460	$515	16%	$1,828	$2,046	12%
Asset Management and Administration Fees	520	546	555	587	610	630	624	677	15%	2,208	2,541	15%
Investment Banking	826	1,022	707	922	830	917	793	1,016	10%	3,477	3,556	2%
Principal Transactions	1,258	988	847	552	963	728	228	608	10%	3,645	2,527	(31)%
Other	174	350	212	171	254	1,013	469	318	86%	907	2,054	NM

Total Non-Interest Revenues	3,187	3,393	2,810	2,675	3,243	3,773	2,574	3,134	17%	12,065	12,724	5%
Net Interest and Dividends	1,899	2,044	1,920	2,093	2,228	2,291	2,203	2,328	11%	7,956	9,050	14%

Total Revenues, Net of Interest Expense	5,086	5,437	4,730	4,768	5,471	6,064	4,777	5,462	15%	20,021	21,774	9%

Non-Interest Expenses:
Compensation and Benefits	2,004	2,110	1,617	1,449	1,905	1,959	1,657	2,139	48%	7,180	7,660	7%
Other Operating and Administrative Expenses	946	1,076	1,061	1,192	1,114	9,189	1,397	1,165	(2)%	4,275	12,865	NM

Total Non-Interest Expenses	2,950	3,186	2,678	2,641	3,019	11,148	3,054	3,304	25%	11,455	20,525	79%

Provision for Credit Losses	116	298	76	242	(60)	(347)	(405)	(163)	NM	732	(975)	NM

Income (Loss) Before Taxes and Minority Interest	2,020	1,953	1,976	1,885	2,512	(4,737)	2,128	2,321	23%	7,834	2,224	(72)%
Income Taxes (Benefits)	614	597	615	600	789	(1,951)	633	622	4%	2,426	93	(96)%
Minority Interest, Net of Tax	5	12	8	12	16	20	44	13	8%	37	93	NM

Net Income (Loss)	$1,401	$1,344	$1,353	$1,273	$1,707	$(2,806)	$1,451	$1,686	32%	$5,371	$2,038	(62)%

Pre-tax Profit Margin	39.7%	35.9%	41.8%	39.5%	45.9%	(78.1)%	44.5%	42.5%		39.1%	10.2%
Non-Compensation Expenses as a Percent of Net Revenues(1)	18.6%	19.8%	22.4%	25.0%	20.4%	167.7%	29.2%	21.3%		21.4%	60.7%
Compensation and Benefits Expenses as a Percent of Net Revenues(1)	39.4%	38.8%	34.2%	30.4%	34.8%	35.7%	34.7%	39.2%		35.9%	36.1%
Compensation and Benefits Expenses as a Percent of Risk Adjusted Revenues(1)(2)	40.3%	41.1%	34.7%	32.0%	34.4%	33.6%	32.0%	38.0%		37.2%	34.6%
(1)
The 2004 second quarter and YTD periods exclude revenue of $584 million related to the gain on Samba.

(2)
Risk Adjusted Revenues represent Revenues net of Interest Expense less Provision for Credit Losses.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
GCIB REVENUE DETAILS
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/(Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/(Decrease)
Revenue Details:
Investment Banking Revenue:
Advisory and Other Fees	$193	$162	$211	$290	$203	$235	$204	$348	20%	$856	$990	16%
Equity Underwriting	153	317	204	288	302	253	205	348	21%	962	1,108	15%
Debt Underwriting	656	845	492	542	498	544	557	588	8%	2,535	2,187	(14)%
Revenue Allocated to Private Client Segment:
Equity Underwriting	(46)	(97)	(61)	(67)	(115)	(63)	(60)	(78)	(16)%	(271)	(316)	(17)%
Debt Underwriting	(59)	(61)	(56)	(46)	(32)	(27)	(18)	(22)	52%	(222)	(99)	55%

Total Investment Banking Revenue	897	1,166	790	1,007	856	942	888	1,184	18%	3,860	3,870	0%
Lending	382	414	424	392	439	522	504	521	33%	1,612	1,986	23%
Equity Markets	515	598	567	431	747	519	490	552	28%	2,111	2,308	9%
Fixed Income Markets	2,390	2,374	2,070	1,999	2,504	2,536	1,816	2,229	12%	8,833	9,085	3%
Other Capital Markets and Banking	9	(2)	(5)	27	(15)	(24)	35	(139)	NM	29	(143)	NM

Total Capital Markets and Banking Revenues(1)	4,193	4,550	3,846	3,856	4,531	4,495	3,733	4,347	13%	16,445	17,106	4%

Transaction Services	904	896	882	906	939	984	1,042	1,101	22%	3,588	4,066	13%
Other(2)	(11)	(9)	2	6	1	585	2	14	NM	(12)	602	NM

Total GCIB Revenues	$5,086	$5,437	$4,730	$4,768	$5,471	$6,064	$4,777	$5,462	15%	$20,021	$21,774	9%

(1)
Capital Markets and Banking revenues reflect Citigroup's portion (49%) of the results of the Nikko Citigroup Joint Venture on each respective line with an offset in Other Capital Markets and Banking to conform to the GAAP presentation.

(2)
The 2004 second quarter includes a $584 million gain related to the sale of Samba.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
CAPITAL MARKETS AND BANKING
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/(Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/(Decrease)
Total Revenues, Net of Interest Expense	$4,193	$4,550	$3,846	$3,856	$4,531	$4,495	$3,733	$4,347	13%	$16,445	$17,106	4%
Total Operating Expenses	2,354	2,546	2,053	1,957	2,354	2,537	2,344	2,724	39%	8,910	9,959	12%
Provision for Credit Losses	107	286	73	272	(26)	(276)	(335)	(140)	NM	738	(777)	NM

Income Before Taxes and Minority Interest	1,732	1,718	1,720	1,627	2,203	2,234	1,724	1,763	8%	6,797	7,924	17%
Income Taxes	524	532	550	512	711	713	522	494	(4)%	2,118	2,440	15%
Minority Interest, Net of Tax	5	12	8	12	15	19	43	12	—	37	89	NM

Net Income	$1,203	$1,174	$1,162	$1,103	$1,477	$1,502	$1,159	$1,257	14%	$4,642	$5,395	16%

Average Risk Capital					$15,019	$17,470	$19,081	$19,206			$17,694
Return on Risk Capital					40%	35%	24%	26%			30%
Return on Invested Capital					31%	27%	19%	20%			24%
Investment Banking
Global Debt, Equity and Equity-related Underwriting:
Global Volume(1)	$145,571	$143,978	$122,723	$137,788	$170,815	$118,763	$128,289	$116,620	(15)%	$550,060	$534,487	(3)%
Global Market Share	10.4%	10.0%	9.8%	10.9%	10.0%	8.7%	9.6%	9.0%		10.3%	9.4%
Rank	1	1	1	1	1	1	1	1		1	1
U.S. Volume(1)	$116,251	$102,631	$96,037	$98,137	$121,111	$80,214	$97,425	$78,184	(20)%	$413,056	$376,934	(9)%
U.S. Market Share	12.7%	11.5%	11.6%	12.6%	12.3%	9.8%	11.6%	10.3%		12.1%	11.1%
Rank	1	1	1	1	1	1	1	1		1	1
(1)
Full credit to book manager. Market volumes and shares sourced from Thomson Financial Securities Data.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
TRANSACTION SERVICES
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/(Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/(Decrease)
Total Revenues, Net of Interest Expense	$904	$896	$882	$906	$939	$984	$1,042	$1,101	22%	$3,588	$4,066	13%
Total Operating Expenses	625	634	618	679	658	692	711	780	15%	2,556	2,841	11%
Provision for Credit Losses	9	12	3	(30)	(34)	(71)	(70)	(23)	23%	(6)	(198)	NM

Income Before Taxes and Minority Interest	270	250	261	257	315	363	401	344	34%	1,038	1,423	37%
Income Taxes	79	70	65	79	81	102	116	83	5%	293	382	30%

Net Income	$191	$180	$196	$178	$234	$261	$285	$261	47%	$745	$1,041	40%

Average Risk Capital					$1,263	$1,340	$1,462	$1,452			$1,379
Return on Risk Capital					75%	78%	78%	72%			75%
Return on Invested Capital					47%	48%	47%	43%			46%
Revenue Details:
Cash Management	$524	$512	$490	$510	$522	$558	$618	$647	27%	$2,036	$2,345	15%
Securities Services	230	230	243	251	277	283	274	304	21%	954	1,138	19%
Trade	150	154	149	145	140	143	150	150	3%	598	583	(3)%

Total Revenues, Net of Interest Expense	$904	$896	$882	$906	$939	$984	$1,042	$1,101	22%	$3,588	$4,066	13%

Liability Balances (Average in billions)	$92	$96	$101	$108	$111	$113	$121	$138	28%
Assets Under Custody (EOP in trillions)	$5.2	$5.6	$5.7	$6.4	$6.6	$7.0	$7.3	$7.9	23%

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
SMITH BARNEY
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/(Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/(Decrease)
Revenues:
Fee-Based and Net Interest Revenue	$677	$667	$730	$770	$848	$850	$849	$868	13%	$2,844	$3,415	20%
Commissions and Other Transactional Revenue	656	787	763	794	881	728	674	769	(3)%	3,000	3,052	2%

Total Revenues, Net of Interest Expense	1,333	1,454	1,493	1,564	1,729	1,578	1,523	1,637	5%	5,844	6,467	11%

Total Operating Expenses	1,072	1,156	1,162	1,177	1,320	1,234	1,204	1,257	7%	4,567	5,015	10%
Total Provision for Credit Losses	1	—	—	—	—	—	—	—	—	1	—	(100)%

Income Before Taxes	260	298	331	387	409	344	319	380	(2)%	1,276	1,452	14%
Income Taxes	98	113	125	148	158	135	124	154	4%	484	571	18%

Net Income	$162	$185	$206	$239	$251	$209	$195	$226	(5)%	$792	$881	11%

Pretax Profit Margin	20%	20%	22%	25%	24%	22%	21%	23%		22%	22%
Average Risk Capital					$1,258	$1,261	$1,080	$905			$1,126
Return on Risk Capital					80%	67%	72%	99%			78%
Return on Invested Capital					61%	50%	52%	70%			58%
Financial Consultants	12,471	12,317	12,254	12,207	12,037	12,094	12,096	12,138	(1)%
Annualized Revenue per FC (000)	$431	$469	$482	$509	$577	$527	$500	$536	5%
Branch offices	532	531	531	529	528	526	526	524	(1)%
Assets (in billions of dollars):
Client Assets Under Fee-Based Management:
Consulting Group and Internally Managed Accounts	$107	$121	$128	$137	$144	$146	$145	$156	14%
Financial Consultant Managed Accounts	53	61	64	72	76	76	76	84	17%

Total Smith Barney(1)	$160	$182	$192	$209	$220	$222	$221	$240	15%

Total Client Assets:
Smith Barney	$763	$834	$851	$912	$925	$924	$920	$978	7%
Other Investor Assets within Citigroup Global Markets	119	125	147	156	162	163	167	178	14%

Total(1)	$882	$959	$998	$1,068	$1,087	$1,087	$1,087	$1,156	8%

Net Client Asset Flows	$5	$9	$5	$9	$6	$5	$3	$10	11%
Bank Deposit Program Balances	$42	$42	$42	$41	$43	$42	$42	$43	5%
(1)
Includes some assets jointly managed with Citigroup Asset Management.

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
PRIVATE BANK
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$460	$521	$510	$505	$573	$505	$482	$484	(4)%	$1,996	$2,044	2%
Total Operating Expenses(1)	275	311	298	299	339	286	292	733	NM	1,183	1,650	39%
Total Provision for Credit Losses	4	6	2	(1)	4	(1)	(7)	(1)	—	11	(5)	NM

Income (Loss) Before Taxes	181	204	210	207	230	220	197	(248)	NM	802	399	(50)%
Income Taxes (Benefits)	56	65	67	63	71	68	61	(119)	NM	251	81	(68)%

Net Income (Loss)(1)	$125	$139	$143	$144	$159	$152	$136	$(129)	NM	$551	$318	(42)%

Pretax Profit Margin	39%	39%	41%	41%	40%	44%	41%	(51)%		40%	20%
Average Risk Capital					$688	$727	$761	$828			$751
Return on Risk Capital					93%	84%	71%	(62)%			42%
Return on Invested Capital					91%	82%	69%	(63)%			40%
Client Business Volumes (in billions of dollars):
Proprietary Managed Assets	$32	$33	$34	$35	$36	$36	$41	$44	26%
Other Assets under Fee-Based Management	7	7	7	7	8	8	8	8	14%
Banking and Fiduciary Deposits	39	41	42	45	45	46	47	49	9%
Investment Finance	34	35	37	37	38	40	41	42	14%
Other, Principally Custody Accounts	60	64	66	71	75	73	75	81	14%

Total Client Business Volumes	$172	$180	$186	$195	$202	$203	$212	$224	15%

Revenues:
Recurring Fee-Based and Net Interest Revenues(2)	$345	$373	$369	$370	$396	$375	$391	$394	6%	$1,457	$1,556	7%
Transactional Revenues	115	148	141	135	177	130	91	90	(33)%	539	488	(9)%

Total Revenues	$460	$521	$510	$505	$573	$505	$482	$484	(4)%	$1,996	$2,044	2%

North America	$210	$223	$213	$216	$221	$217	$225	$231	7%	$862	$894	4%
International	250	298	297	289	352	288	257	253	(12)%	1,134	1,150	1%

	$460	$521	$510	$505	$573	$505	$482	$484	(4)%	$1,996	$2,044	2%

Net Credit Loss Ratio	0.03%	0.05%	0.05%	0.09%	0.04%	(0.01)%	(0.08)%	(0.01)%

NM    Not meaningful

Reclassified to conform to the current period's presentation.

(1)
The 2004 fourth quarter includes a $244 million ($400 million pretax) charge related to the exit plan implementation for the Company's Private Bank operations in Japan.
(2)
Includes treasury revenue, which was previously disclosed separately.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES—Page 1
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,146	$1,179	$1,389	$1,298	$1,303	$1,240	$1,533	$1,522	17%	$5,012	$5,598	12%
Provision for Benefits and Claims	680	718	925	839	687	678	894	830	(1)%	3,162	3,089	(2)%

Revenues, net of Interest Expense and Provision for Benefits and Claims(1)	466	461	464	459	616	562	639	692	51%	1,850	2,509	36%
Total Operating Expenses	179	184	208	217	231	223	297	292	35%	788	1,043	32%

Income Before Taxes	287	277	256	242	385	339	342	400	65%	1,062	1,466	38%
Income Taxes	43	77	93	57	98	109	60	126	NM	270	393	46%

Net Income	$244	$200	$163	$185	$287	$230	$282	$274	48%	$792	$1,073	35%

Average Risk Capital					$4,072	$4,060	$3,928	$3,937			$3,999
Return on Risk Capital					28%	23%	29%	28%			27%
Return on Invested Capital					22%	18%	22%	21%			21%
Net Income by Source:
Retail Annuities	$108	$64	$78	$70	$111	$65	$73	$74	6%	$320	$323	1%
Institutional Annuities	56	52	58	54	72	70	75	79	46%	220	296	35%
Life	35	39	40	22	36	45	27	52	NM	136	160	18%
Other	30	27	33	26	32	37	29	24	(8)%	116	122	5%
Realized Insurance Investment Portfolio Gains/(Losses)	(2)	(1)	28	(4)	6	(14)	—	17	NM	21	9	(57)%

Total Travelers Life & Annuity	227	181	237	168	257	203	204	246	46%	813	910	12%

International Insurance Manufacturing	17	19	(22)	17	31	25	78	28	65%	31	162	NM
Realized Insurance Investment Portfolio Gains / (Losses)	—	—	(52)	—	(1)	2	—	—	—	(52)	1	NM

Total International Insurance Manufacturing	17	19	(74)	17	30	27	78	28	65%	(21)	163	NM

Total Life Insurance and Annuities	$244	$200	$163	$185	$287	$230	$282	$274	48%	$792	$1,073	35%

Business Volumes:
Travelers Life & Annuity:
Retail annuities account balances and benefit reserves	$28,282	$30,717	$31,641	$33,828	$34,844	$35,391	$35,622	$37,945	12%
Institutional annuities account balances and benefit reserves	23,377	23,644	24,850	25,170	25,723	26,477	27,169	27,880	11%
Individual life account balances and benefits reserves	3,971	4,225	4,459	4,826	5,189	5,423	5,687	6,151	27%

Total Travelers Life & Annuity	$55,630	$58,586	$60,950	$63,824	$65,756	$67,291	$68,478	$71,976	13%

International Insurance Manufacturing:
Annuity products account balances and benefit reserves	$2,145	$2,681	$3,734	$5,156	$6,854	$7,625	$8,849	$10,402	NM
Life products account balances and benefit reserves	343	410	524	638	856	1,147	1,296	1,400	NM

Total International Insurance Manufacturing(2)	$2,488	$3,091	$4,258	$5,794	$7,710	$8,772	$10,145	$11,802	NM

Total Life Insurance and Annuities	$58,118	$61,677	$65,208	$69,618	$73,466	$76,063	$78,623	$83,778	20%

Travelers Life & Annuity:
Retail Annuities:
Net written premiums and deposits:
Fixed	$141	$177	$115	$111	$148	$135	$155	$145	31%	$544	$583	7%
Variable	811	960	1,099	1,132	1,218	1,255	1,233	1,274	13%	4,002	4,980	24%
Individual payout	20	12	12	12	14	18	38	36	NM	56	106	89%

Total(3)	$972	$1,149	$1,226	$1,255	$1,380	$1,408	$1,426	$1,455	16%	$4,602	$5,669	23%

Policyholder account balances and benefit reserves:(4)
Fixed	$8,755	$8,873	$8,925	$8,968	$9,120	$9,112	$9,173	$9,148	2%
Variable	18,874	21,195	22,068	24,215	25,080	25,631	25,778	28,106	16%
Individual payout	653	649	648	645	644	648	671	691	7%

Total	$28,282	$30,717	$31,641	$33,828	$34,844	$35,391	$35,622	$37,945	12%

(1)
The abbreviated income statement presented includes the effect of the provisions for benefits and claims in Adjusted Revenues, Net of Interest Expense, which is not in conformity with a GAAP presentation. This income statement reconciles to Income from Continuing Operations which is a GAAP measure. The provision for benefits and expenses can vary greatly with the timing of premium collections. While this presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the life insurance and annuity business that is consistent with the way management reviews operating performance and allocates resources. Furthermore, investors utilize information about the true underlying performance of the Company.

(2)
Includes 100% of business volume, sales and deposits attributed to the Company's joint ventures in Japan and Hong Kong.

(3)
Net written premiums and deposits is a non-GAAP measure that the Company uses to measure business volumes, as the majority of the annuity business written by TLA are accounted for as investment contracts, with the result that deposits collected are reported as liabilities and are not included in revenues. Deposits were $961, $1,144, $1,222, and $1,250 for the respective 2003 quarters and $1,374, $1,397, $1,399 and $1,429 for the first, second, third and fourth quarters of 2004, respectively.

(4)
Includes general account, separate accounts and managed funds.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES—Page 2
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Travelers Life & Annuity (continued):
Policyholder account balances and benefit reserves rollforward:(1)
Beginning of period	$28,448	$28,282	$30,717	$31,641	$33,828	$34,844	$35,391	$35,622	13%	$28,448	$33,828	19%
Net sales	186	382	409	344	485	549	526	434	26%	1,321	1,994	51%
Change in market value	(345)	2,065	538	1,884	548	69	(256)	1,943	3%	4,142	2,304	(44)%
Interest credited	122	125	127	128	119	121	124	125	(2)%	502	489	(3)%
Benefits, fees and other	(129)	(137)	(150)	(169)	(136)	(192)	(163)	(179)	(6)%	(585)	(670)	(15)%

End of period	$28,282	$30,717	$31,641	$33,828	$34,844	$35,391	$35,622	$37,945	12%	$33,828	$37,945	12%

Total retail annuity DAC asset	$1,355	$1,375	$1,403	$1,437	$1,467	$1,501	$1,542	$1,561	9%
DAC to account balance	4.79%	4.48%	4.43%	4.25%	4.21%	4.24%	4.33%	4.11%
Retail annuity DAC amortization	$50	$52	$57	$60	$67	$70	$69	$89	48%	$219	$295	35%
Institutional Annuities:
Net written premiums and deposits(2)	$2,111	$1,361	$2,409	$1,521	$1,578	$2,127	$2,570	$1,730	14%	$7,402	$8,005	8%
Policyholder account balances and benefit reserves:
Guaranteed investment contracts	$11,624	$11,645	$12,466	$12,551	$12,750	$13,456	$13,770	$14,237	13%
Payout institutional annuities	6,320	6,519	6,899	7,168	7,307	7,453	7,762	7,991	11%
Other group investment contracts	5,433	5,480	5,485	5,451	5,666	5,568	5,637	5,652	4%

Total	$23,377	$23,644	$24,850	$25,170	$25,723	$26,477	$27,169	$27,880	11%

Individual Life Insurance:
Net written premiums and deposits:
New direct periodic premiums and deposits	$70	$42	$62	$54	$55	$53	$62	$81	50%	$228	$251	10%
Renewal direct periodic premiums and deposits	139	143	142	174	233	152	172	193	11%	598	750	25%
Single premium deposits	49	81	124	151	169	173	183	220	46%	405	745	84%
Reinsurance	(30)	(34)	(36)	(39)	(37)	(38)	(44)	(44)	(13)%	(139)	(163)	(17)%

Total(3)	$228	$232	$292	$340	$420	$340	$373	$450	32%	$1,092	$1,583	45%

Policyholder account balances and benefit reserves	$3,971	$4,225	$4,459	$4,826	$5,189	$5,423	$5,687	$6,151	27%
Life insurance in force (in billions, face amt.)	$83.2	$84.5	$86.9	$89.3	$91.9	$94.2	$97.1	$101.0	13%

International Insurance Manufacturing:
Annuity product net written premiums and deposits:
Japan deposits	$203	$286	$999	$1,154	$1,415	$1,063	$931	$783	(32)%	$2,642	$4,192	59%
All other premiums and deposits	162	200	174	200	207	242	528	191	(5)%	736	1,168	59%

Total annuity product net written premiums and deposits	$365	$486	$1,173	$1,354	$1,622	$1,305	$1,459	$974	(28)%	$3,378	$5,360	59%

Life product net written premiums and deposits	$98	$116	$212	$195	$336	$475	$277	$223	14%	$621	$1,311	NM

Total International Insurance Manufacturing net written premiums and deposits(4)(5)	$463	$602	$1,385	$1,549	$1,958	$1,780	$1,736	$1,197	(23)%	$3,999	$6,671	67%

Policyholder account balances and benefit reserves:
Annuity products account balances and benefit reserves(4)	$2,145	$2,681	$3,734	$5,156	$6,854	$7,625	$8,849	$10,402	NM
Life products account balances and benefit reserves	$343	$410	$524	$638	$856	$1,147	$1,296	$1,400	NM
(1)
Includes general account, separate accounts and managed funds.

(2)
Excludes deposits related to Citigroup plans previously managed externally. Additionally, net written premiums and deposits is a non-GAAP measure that the Company uses to measure business volumes, as the majority of the annuity business written by TLA are accounted for as investment contracts, with the result that deposits collected are reported as liabilities and are not included in revenues. Deposits were $1,994, $1,209, $2,019, and $1,259 for the respective 2003 quarters and $1,460, $2,001, $2,291 and $1,533 for the respective quarters of 2004.

(3)
Net written premiums and deposits is a non-GAAP measure that the Company uses to measure business volumes, as a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that deposits collected are reported as liabilities and are not included in revenues. Deposits were $202, $207, $267, and $316 for the respective 2003 quarters and $397, $318, $354 and $429 for the respective 2004 quarters.

(4)
Includes 100% of business volume, sales and deposits attributed to the Company's joint ventures in Japan and Hong Kong.

(5)
Net written premiums and deposits is a non-GAAP measure that the Company uses to measure business volumes, as a substantial portion of the life and annuity business written by International Insurance Manufacturing are accounted for as investment contracts with the result that deposits collected are reported as liabilities and are not included in revenues. Total deposits were $355, $490, $1,258, and $1,402 for the respective 2003 quarters and $1,793, $1,576, $1,501 and $1,000 for the respective 2004 quarters.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES
INSURANCE INVESTMENT PORTFOLIO(1)
(In millions of dollars)

	1Q 2003	Percent of Total Invest- ments	2Q 2003	Percent of Total Invest- ments	3Q 2003	Percent of Total Invest- ments	4Q 2003	Percent of Total Invest- ments	1Q 2004	Percent of Total Invest- ments	2Q 2004	Percent of Total Invest- ments	3Q 2004	Percent of Total Invest- ments	4Q 2004	Percent of Total Invest- ments
Fixed-Income Investments:
Available for sale, at fair value:
Mortgage-backed securities—principally obligations of U.S. Government agencies	$7,454		$7,604		$7,220		$6,903		$6,978		$6,740		$7,071		$7,422
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	1,758		1,797		1,626		1,842		1,913		1,994		1,914		2,062
Corporates (including redeemable preferreds)	25,423		26,536		27,956		29,057		30,476		30,592		32,611		33,196
Obligations of states and political subdivisions	325		379		385		398		426		388		415		404
Debt securities issued by foreign governments	314		425		467		508		544		500		592		591
Short-term Investments	3,822		4,242		3,978		3,268		4,363		3,503		3,580		3,597

Total Fixed Income Investments	39,096	82.1%	40,983	81.9%	41,632	81.8%	41,976	81.5%	44,700	82.2%	43,717	82.7%	46,183	83.1%	47,272	82.8%
Equity securities, at fair value	259	0.5%	311	0.6%	300	0.6%	293	0.6%	236	0.4%	257	0.5%	267	0.5%	316	0.5%
Trading Securities	1,577	3.3%	1,754	3.5%	1,788	3.5%	1,750	3.4%	1,969	3.6%	1,904	3.6%	1,416	2.5%	1,407	2.5%
Mortgage loans	1,920	4.0%	1,962	3.9%	1,886	3.7%	1,886	3.7%	1,940	3.6%	1,916	3.6%	2,102	3.8%	2,124	3.7%
Real estate	39	0.1%	42	0.1%	97	0.2%	96	0.2%	90	0.2%	82	0.2%	39	0.1%	37	0.1%
Other invested assets(2)	1,642	3.5%	1,602	3.2%	1,795	3.5%	1,711	3.3%	1,698	3.1%	1,673	3.1%	1,673	3.0%	1,558	2.7%

Total Travelers Life & Annuity invested assets	44,533	93.5%	46,654	93.2%	47,498	93.3%	47,712	92.7%	50,633	93.1%	49,549	93.7%	51,680	93.0%	52,714	92.3%
Total International Insurance Manufacturing invested assets	3,090	6.5%	3,394	6.8%	3,388	6.7%	3,763	7.3%	3,780	6.9%	3,347	6.3%	3,902	7.0%	4,372	7.7%

Total Life Insurance & Annuities invested assets	$47,623	100.0%	$50,048	100.0%	$50,886	100.0%	$51,475	100.0%	$54,413	100.0%	$52,896	100.0%	$55,582	100.0%	$57,086	100.0%

After-tax unrealized gains/(losses) on TLA invested assets	$904		$1,594		$1,378		$1,327		$1,760		$814		$1,410		$1,450

Investment Data:
Travelers Life & Annuity:
Net investment income	$661		$648		$680		$648		$725		$702		$720		$766
Annualized effective yield	6.78%		6.42%		6.63%		6.08%		6.73%		6.36%		6.37%		6.61%
International Insurance Manufacturing:
Net investment income	$42		$39		$56		$57		$57		$50		$64		$76
Annualized effective yield	5.79%		4.93%		6.91%		6.60%		6.38%		5.65%		7.45%		7.57%

TLA fixed income credit quality:
AAA	$10,627	27.2%	$11,049	27.0%	$10,321	24.8%	$9,837	23.4%	$10,106	22.6%	$9,872	22.6%	$10,053	21.8%	$10,552	22.3%
AA	3,816	9.8%	4,202	10.3%	4,289	10.3%	4,226	10.1%	4,809	10.8%	4,612	10.5%	4,808	10.4%	4,894	10.4%
A	8,169	20.9%	8,259	20.2%	8,840	21.2%	9,501	22.6%	10,436	23.3%	10,042	23.0%	11,005	23.8%	11,096	23.5%
BAA	12,697	32.4%	13,035	31.7%	13,306	32.0%	13,622	32.5%	14,666	32.8%	14,606	33.4%	15,493	33.6%	15,735	33.2%

Total Investment Grade	35,309	90.3%	36,545	89.2%	36,756	88.3%	37,186	88.6%	40,017	89.5%	39,132	89.5%	41,359	89.6%	42,277	89.4%

BA	2,113	5.4%	2,520	6.1%	2,856	6.9%	2,714	6.5%	2,753	6.2%	2,655	6.1%	2,769	6.0%	2,837	6.0%
B	1,049	2.7%	1,105	2.7%	1,243	3.0%	1,361	3.2%	1,276	2.9%	1,389	3.2%	1,581	3.4%	1,708	3.6%
CAA and below	625	1.6%	813	2.0%	777	1.8%	715	1.7%	654	1.4%	541	1.2%	474	1.0%	450	1.0%

Total Below Investment Grade	3,787	9.7%	4,438	10.8%	4,876	11.7%	4,790	11.4%	4,683	10.5%	4,585	10.5%	4,824	10.4%	4,995	10.6%

Total TLA fixed income investments	$39,096	100.0%	$40,983	100.0%	$41,632	100.0%	$41,976	100.0%	$44,700	100.0%	$43,717	100.0%	$46,183	100.0%	$47,272	100.0%

(1)
Excludes insurance entities included within Consumer Group.

(2)
Amounts represent primarily private equity, hedge funds and real estate joint ventures and do not include investments in Citigroup preferred stock.

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
ASSET MANAGEMENT
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$367	$378	$421	$467	$471	$412	$463	$478	2%	$1,633	$1,824	12%
Total Operating Expenses	254	264	322	308	303	299	333	481	56%	1,148	1,416	23%

Income Before Taxes and Minority Interest	113	114	99	159	168	113	130	(3)	NM	485	408	(16)%
Income Taxes	30	31	42	46	57	45	46	12	(74)%	149	160	7%
Minority Interest, Net of Tax	—	1	—	11	6	(1)	—	5	(55)%	12	10	(17)%

Net Income (Loss)	$83	$82	$57	$102	$105	$69	$84	$(20)	NM	$324	$238	(27)%

Pre-tax profit margin	30.8%	30.2%	23.5%	34.0%	35.7%	27.4%	28.1%	(0.6)%		29.7%	22.4%
Average Risk Capital					$717	$674	$689	$712			$698
Return on Risk Capital					59%	41%	49%	(11)%			34%
Return on Invested Capital					14%	10%	12%	1%			9%
Asset Management (Excl. Retirement Services):
Total Revenues, Net of Interest Expense	$320	$328	$355	$400	$386	$366	$369	$382	(5)%	$1,403	$1,503	7%
Total Operating Expenses	219	226	240	270	263	255	288	434	61%	955	1,240	30%

Income Before Taxes and Minority Interest	101	102	115	130	123	111	81	(52)	NM	448	263	(41)%
Income Taxes	36	37	41	46	46	40	33	1	(98)%	160	120	(25)%
Minority Interest, Net of Tax	—	—	—	11	6	(2)	—	5	(55)%	11	9	(18)%

Net Income (Loss)	$65	$65	$74	$73	$71	$73	$48	$(58)	NM	$277	$134	(52)%

Retirement Services:
Total Revenues, Net of Interest Expense	$47	$50	$66	$67	$85	$46	$94	$96	43%	$230	$321	40%
Total Operating Expenses	35	38	82	38	40	44	45	47	24%	193	176	(9)%

Income (Loss) Before Taxes and Minority Interest	12	12	(16)	29	45	2	49	49	69%	37	145	NM
Income Taxes (Benefits)	(6)	(6)	1	—	11	5	13	11	—	(11)	40	NM
Minority Interest, Net of Tax	—	1	—	—	—	1	—	—	—	1	1	—

Net Income (Loss)	$18	$17	$(17)	$29	$34	$(4)	$36	$38	31%	$47	$104	NM

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
ASSET MANAGEMENT—PAGE 2
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Net Flows by Business (in billions of dollars):
Retail/Private Bank	$(1.4)	$3.1	$1.6	$1.3	$3.9	$0.1	$0.6	$(0.2)	NM	$4.6	$4.4	(4)%
Institutional
Long Term	1.2	3.8	0.4	4.2	4.1	3.3	0.9	(10.1)	NM	9.6	(1.8)	NM
Liquidity	(2.4)	1.1	(2.5)	1.9	(4.6)	(0.1)	5.6	6.9	NM	(1.9)	7.8	NM

Total Institutional	(1.2)	4.9	(2.1)	6.1	(0.5)	3.2	6.5	(3.2)	NM	7.7	6.0	(22)%

Net Flows Excluding US Retail Money Markets	$(2.6)	$8.0	$(0.5)	$7.4	$3.4	$3.3	$7.1	$(3.4)	NM	$12.3	$10.4	(15)%

US Retail Money Markets	$0.1	$(1.6)	$(1.7)	$(0.8)	$—	$(3.2)	$(0.7)	$(0.4)	50%	$(4.0)	$(4.3)	(8)%
Assets Under Management (in millions of dollars)(1):
Assets Under Management by Business (in billions of dollars):
Retail/Private Bank(2)(5)	$201.5	$217.0	$219.9	$230.9	$238.1	$233.2	$232.4	$239.1	4%
Institutional(5)	162.6	172.7	174.0	185.4	187.5	188.9	197.9	201.5	9%
Retirement Services	11.1	12.2	12.2	11.9	12.6	12.1	12.9	13.7	15%
Other(3)	87.0	90.6	89.3	93.3	91.9	56.3	57.5	59.4	(36)%

Total Assets Under Management(2, 3)	$462.2	$492.5	$495.4	$521.5	$530.1	$490.5	$500.7	$513.7	(1)%

Assets Under Management by Product (in billions of dollars):
Equity/Balanced	$125.9	$141.9	$145.5	$161.4	$165.4	$166.8	$165.2	$172.1	7%
Fixed Income(5)	162.6	173.9	175.4	184.2	189.3	148.2	153.8	153.7	(17)%
Money Markets/Liquidity	128.9	128.2	124.2	123.0	122.6	121.6	127.6	134.6	9%
Alternative Investments	44.8	48.5	50.3	52.9	52.8	53.9	54.1	53.3	1%

Total Assets Under Management(2, 3)	$462.2	$492.5	$495.4	$521.5	$530.1	$490.5	$500.7	$513.7	(1)%

Number of Morningstar 4- and 5-star Mutual Fund share classes(4)
Equity	16	16	17	18	15	12	15	16	(11)%
Fixed Income	11	6	10	14	11	17	16	17	21%
CitiStreet Joint Venture —Assets Under Administration (in billions of dollars)	$155	$170	$179	$193	$208	$198	$202	$218	13%
(1)
Assets Under Management are reported on a levered-basis which reflects assets purchased with borrowed funds. Assets owned by clients totaled $478 billion and $468 billion at December 31, 2003 and 2004, respectively.

(2)
Includes $30, $31, $32 and $33 billion for the first, second, third and fourth quarters of 2003, respectively, and $34, $33, $34 and $34 billion for the first, second, third and fourth quarters of 2004, respectively, for Citigroup Private Bank clients.

(3)
Includes CAI Institutional alternative investments, St. Paul Travelers, and TAMIC AUMs. St. Paul Travelers assets of $39, $40, $38 and $39 billion for the first, second, third and fourth quarters of 2003 respectively, and $39, $3, $3 and $3 billion for the first, second, third and fourth quarters of 2004 respectively, are managed by Asset Management on a third-party basis following the spin-off.

(4)
Asset calculations are based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

(5)
Includes $3 billion of AUMs for the 2004 second, third and fourth quarters (Retail of $1 billion and Institutional of $2 billion for all three quarters) related to KorAm.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

PROPRIETARY INVESTMENT ACTIVITIES(1)
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$153	$225	$510	$334	$180	$537	$287	$659	97%	$1,222	$1,663	36%
Total Operating Expenses	78	91	84	140	87	123	112	140	—	393	462	18%
Provision for Credit Losses	—	1	—	(1)	1	(1)	—	—	100%	—	—	—

Income Before Taxes and Minority Interest	75	133	426	195	92	415	175	519	NM	829	1,201	45%
Income Taxes	29	53	153	53	30	135	54	164	NM	288	383	33%
Minority Interest, Net of Tax	8	17	145	5	36	7	10	22	NM	175	75	(57)%

Net Income	$38	$63	$128	$137	$26	$273	$111	$333	NM	$366	$743	NM

Total Revenues, Net of Interest Expense (by Type):
Private Equity	$76	$135	$450	$246	$76	$460	$225	$563	NM	$907	$1,324	46%
Hedge Funds	15	38	8	19	50	(30)	(15)	7	(63)%	80	12	(85)%
Refinancing Portfolio	3	2	1	—	1	—	—	—	—	6	1	(83)%
Other	59	50	51	69	53	107	77	89	29%	229	326	42%

Total	$153	$225	$510	$334	$180	$537	$287	$659	97%	$1,222	$1,663	36%

Selected Balance Sheet Information (in billions):
Assets	$9.1	$9.1	$9.1	$8.5	$8.6	$8.4	$8.4	$8.9	5%
Average Risk Capital					$3.6	$3.7	$3.6	$3.7		$3.7	$3.7
Return on Risk Capital					3%	30%	12%	36%			20%
Return on Invested Capital					1%	28%	10%	34%			18%
(1)
Includes Venture Capital Activities and certain other corporate investments.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Revenues
Loan interest, including fees	$9,470	$9,312	$9,098	$10,230	$10,812	$10,858	$11,056	$11,442	12%	38,110	$44,168	16%
Other interest and dividends	4,875	4,776	4,755	4,531	5,010	5,313	5,907	6,311	39%	18,937	22,541	19%
Insurance premiums	825	839	1,071	1,014	879	896	1,090	1,128	11%	3,749	3,993	7%
Commissions and fees	3,700	4,049	4,132	4,433	4,330	4,488	3,517	4,437	—	16,314	16,772	3%
Principal transactions	1,602	1,311	1,307	900	1,350	1,042	398	966	7%	5,120	3,756	(27)%
Asset management and administration fees	1,251	1,354	1,426	1,634	1,717	1,652	1,688	1,788	9%	5,665	6,845	21%
Realized gains (losses) from sales of investments	162	188	115	45	138	204	281	208	NM	510	831	63%
Other revenue	1,314	2,011	1,430	1,553	1,740	2,834	2,471	2,325	50%	6,308	9,370	49%

Total revenues	23,199	23,840	23,334	24,340	25,976	27,287	26,408	28,605	18%	94,713	108,276	14%
Interest expense	4,663	4,486	3,936	4,186	4,488	4,985	5,894	6,719	61%	17,271	22,086	28%

Total revenues, net of interest expense	18,536	19,354	19,398	20,154	21,488	22,302	20,514	21,886	9%	77,442	86,190	11%

Benefits, Claims, and Credit Losses
Policyholder benefits and claims	871	901	1,107	1,016	876	850	1,059	1,016	—	3,895	3,801	(2)%
Provision for credit losses	2,053	2,186	1,614	2,193	2,230	1,588	1,029	1,386	(37)%	8,046	6,233	(23)%

Total benefits, claims, and credit losses	2,924	3,087	2,721	3,209	3,106	2,438	2,088	2,402	(25)%	11,941	10,034	(16)%

Operating Expenses
Non-insurance compensation and benefits	5,306	5,544	5,228	5,210	5,892	5,893	5,611	6,311	21%	21,288	23,707	11%
Net occupancy expense	1,041	1,064	1,045	1,130	1,068	1,230	1,244	1,305	15%	4,280	4,847	13%
Technology/communication expense	798	793	899	924	867	903	931	885	(4)%	3,414	3,586	5%
Insurance underwriting, acquisition and operating	264	265	262	272	296	282	333	323	19%	1,063	1,234	16%
Restructuring-related items	(13)	(1)	(11)	(21)	(3)	—	—	(2)	90%	(46)	(5)	89%
Other operating	2,156	2,306	2,190	2,517	2,522	10,325	2,625	3,133	24%	9,169	18,605	NM

Total operating expenses	9,552	9,971	9,613	10,032	10,642	18,633	10,744	11,955	19%	39,168	51,974	33%

Income before Income Taxes and Minority Interest	6,060	6,296	7,064	6,913	7,740	1,231	7,682	7,529	9%	26,333	24,182	(8)%
Provision for income taxes	1,919	1,956	2,208	2,112	2,398	49	2,305	2,157	2%	8,195	6,909	(16)%
Minority interest, net of income taxes	38	41	165	41	69	38	69	51	24%	285	227	(20)%

Net Income	$4,103	$4,299	$4,691	$4,760	$5,273	$1,144	$5,308	$5,321	12%	$17,853	$17,046	(5)%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET
(In millions of dollars)

	March 31, 2003	June 30, 2003	September 30, 2003	December 31, 2003	March 31, 2004	June 30, 2004	September 30, 2004	December 31, 2004(1)	December 31, 2004 vs. December 31, 2003 Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$19,731	$21,816	$24,688	$21,149	$23,104	$26,462	$25,483	$23,556	11%
Deposits at interest with banks	19,173	18,785	21,504	19,777	23,104	24,710	23,407	23,889	21%
Federal funds sold and securities borrowed or purchased under agreements to resell	158,052	167,260	175,458	172,174	184,089	194,594	208,159	200,739	17%
Brokerage receivables	25,606	43,955	35,372	26,476	35,159	41,494	37,987	39,273	48%
Trading account assets	173,099	174,324	190,851	235,319	232,227	245,037	264,227	280,167	19%
Investments	181,750	189,000	185,487	182,892	203,311	205,245	205,632	213,243	17%
Loans, net of unearned income
Consumer	332,607	329,695	338,614	379,932	383,678	398,558	408,376	435,226	15%
Corporate	105,425	108,876	102,962	98,074	100,438	112,859	112,309	113,603	16%

Loans, net of unearned income	438,032	438,571	441,576	478,006	484,116	511,417	520,685	548,829	15%
Allowance for credit losses	(11,049)	(11,167)	(10,843)	(12,643)	(12,506)	(12,715)	(12,034)	(11,269)	11%

Total loans, net	426,983	427,404	430,733	465,363	471,610	498,702	508,651	537,560	16%
Goodwill	26,605	26,960	26,757	27,581	28,549	30,215	30,809	31,992	16%
Intangible assets	8,233	7,792	8,674	13,881	13,953	14,525	16,192	15,271	10%
Reinsurance recoverables	4,361	4,431	4,511	4,577	4,598	4,683	4,722	4,783	5%
Separate and variable accounts	21,778	24,268	25,135	27,473	28,841	29,474	29,839	32,264	17%
Other assets	72,002	81,440	80,153	67,370	69,046	81,427	81,446	81,364	21%

Total assets	$1,137,373	$1,187,435	$1,209,323	$1,264,032	$1,317,591	$1,396,568	$1,436,554	$1,484,101	17%

Liabilities
Non-interest-bearing deposits in U.S. offices	$28,977	$26,579	$27,617	$30,074	$30,078	$31,654	$30,785	$31,533	5%
Interest-bearing deposits in U.S. offices	145,354	146,178	146,392	146,675	151,124	153,237	156,802	161,113	10%
Non-interest-bearing deposits in offices outside the U.S.	21,099	23,165	22,579	22,940	25,730	27,182	27,420	28,379	24%
Interest-bearing deposits in offices outside the U.S.	248,676	252,062	257,654	274,326	292,257	312,327	319,444	341,056	24%

Total deposits	444,106	447,984	454,242	474,015	499,189	524,400	534,451	562,081	19%
Federal funds purchased and securities loaned or sold under agreements to repurchase	178,459	172,864	168,125	181,156	179,743	202,940	217,157	209,555	16%
Brokerage payables	24,989	45,779	35,805	37,330	37,271	42,524	41,986	50,208	34%
Trading account liabilities	92,659	101,998	107,037	121,869	127,076	132,247	137,078	135,487	11%
Contractholder funds and separate and variable accounts	50,339	53,363	55,499	58,402	60,618	62,237	63,341	68,801	18%
Insurance policy and claims reserves	16,459	16,714	16,908	17,478	17,871	18,007	18,416	19,177	10%
Investment banking and brokerage borrowings	21,932	20,782	22,542	22,442	26,159	26,459	27,697	25,799	15%
Short-term borrowings	28,495	32,949	40,698	36,187	40,705	40,917	35,506	30,968	(14)%
Long-term debt	133,125	131,350	145,990	162,702	178,588	189,071	198,713	207,910	28%
Other liabilities(2)	52,811	63,633	60,330	48,380	48,487	59,455	58,843	64,824	34%
Citigroup or subsidiary-obligated mandatorily redeemable securities of subsidiary trusts holding solely junior subordinated debt securities of—Parent(3)	5,563	5,615	5,809	5,217	—	—	—	—	(100)%
—Subsidiary(3)	1,095	1,103	1,079	840	—	—	—		(100)%

Total liabilities	1,050,032	1,094,134	1,114,064	1,166,018	1,215,707	1,298,257	1,333,188	1,374,810	18%

Stockholders' equity
Preferred Stock	1,126	1,125	1,125	1,125	1,125	1,125	1,125	1,125	—
Common Stock	55	55	55	55	55	55	55	55	—
Additional paid-in capital	17,450	17,412	17,524	17,531	18,407	18,519	18,685	18,851	8%
Retained earnings	84,453	87,698	90,555	93,483	96,659	95,707	98,930	102,154	9%
Treasury stock	(11,390)	(11,384)	(11,241)	(11,524)	(11,442)	(11,135)	(10,814)	(10,644)	8%
Accumulated other changes in equity from nonowner sources	(1,055)	904	(492)	(806)	(122)	(3,338)	(2,424)	(304)	62%
Unearned compensation	(3,298)	(2,509)	(2,267)	(1,850)	(2,798)	(2,622)	(2,191)	(1,946)	(5)%

Total stockholders' equity	87,341	93,301	95,259	98,014	101,884	98,311	103,366	109,291	12%

Total liabilities and stockholders' equity	$1,137,373	$1,187,435	$1,209,323	$1,264,032	$1,317,591	$1,396,568	$1,436,554	$1,484,101	17%

(1)
Preliminary.

(2)
Includes allowance for credit losses for letters of credit and unfunded lending commitments of $567, $567, $526 and $600 million for the first, second, third and fourth quarters of 2003, respectively, and $600 million for the first, second, third and fourth quarters of 2004, respectively.

(3)
Beginning in the 2004 first quarter, additional Trust Preferred Securities of $6,150 million have been deconsolidated in accordance with FIN 46R with the liability portion now reflected within Long-Term Debt and the related investment within Other Assets.

Reclassified to conform to the current period's presentation.

Citigroup Segment Balance Sheet(1)
December 31, 2004

(In millions of dollars)	Global Consumer	Global Corporate and Investment Bank	Global Wealth Management	Global Investment Management	Proprietary Investment Activities	Corporate/ Other & Consolidating Eliminations	Total Citigroup Consolidated (GAAP)
Assets:
Cash and due from banks	$8,361	$14,119	$200	$329	$5	$542	$23,556
Deposits at interest with banks	4,332	17,898	1,307	307	43	2	23,889
Federal funds sold and securities borrowed or purchased under agreements to resell	3,695	196,433	342	269	—	—	200,739
Brokerage receivables	46	25,341	13,821	8	—	57	39,273
Trading account assets	1,401	276,199	730	1,812	—	25	280,167
Investments	48,353	89,381	1,930	53,209	8,052	12,318	213,243
Consumer loans	394,810	—	40,295	121	—	—	435,226
Corporate loans	—	113,270	—	50	266	17	113,603

Loans, net of unearned income	394,810	113,270	40,295	171	266	17	548,829
Allowance for credit losses	(8,280)	(2,890)	(99)	—	—	—	(11,269)

Total loans, net	386,530	110,380	40,196	171	266	17	537,560
Goodwill	22,396	5,935	377	2,901	—	383	31,992
Intangible assets	13,934	268	—	991	—	78	15,271
Reinsurance receivables	800	—	—	2,467	—	1,516	4,783
Separate and variable accounts	584	—	—	31,680	—	—	32,264
Other	36,480	27,006	2,170	9,873	501	5,334	81,364

Total identifiable assets	$526,912	$762,960	$61,073	$104,017	$8,867	$20,272	$1,484,101

Liabilities and Equity:
Total deposits	$233,337	$232,617	$95,601	$487	$—	$39	$562,081
Federal funds purchased and securities loaned or sold under agreements to repurchase	7,096	198,455	1,755	2,249	—	—	209,555
Brokerage payables	—	45,954	4,254	—	—	—	50,208
Trading account liabilities	164	134,343	420	510	51	(1)	135,487
Contractholder funds and separate and variable accounts	944	—	—	67,838	—	19	68,801
Insurance policy and claims reserve	4,808	—	—	13,218	—	1,151	19,177
Investment banking and brokerage borrowings	—	25,799	—	—	—	—	25,799
Short-term borrowings	2,414	18,049	3,396	3	—	7,106	30,968
Long-term debt	43,456	58,912	2	10	—	105,530	207,910
Other liabilities	20,237	32,433	2,066	4,270	1,773	4,045	64,824
Net intersegment funding/(lending)	214,456	16,398	(46,421)	15,432	7,043	(206,908)	—
Stockholders' equity	—	—	—	—	—	109,291	109,291

Total liabilities and equity allocation to businesses	$526,912	$762,960	$61,073	$104,017	$8,867	$20,272	$1,484,101

Average Risk Capital for the Three Months Ended December 31, 2004:
Average Risk Capital(1)(2)	$22,900	$20,658	$1,733	$4,649	$3,722	$(2,401)	$51,261

NOTE—The above supplemental information reflects the Company's consolidated period ending GAAP balance sheet broken out by reporting segment. The respective segment information closely depicts the assets and liabilities managed by each segment. While this presentation is not defined by GAAP (generally accepted accounting principles), the Company believes that these non-GAAP financial measures enhance investors understanding of the balance sheet components managed by the underlying business segments as well as the beneficial interrelationship of the asset and liability dynamics of the balance sheet components among the Company's business segments. The Company believes that investors may find it useful to see these non-GAAP financial measures to analyze financial performance. The table above provides the supplemental information and the corresponding GAAP financial measure at December 31, 2004.

This Segment Balance Sheet closely depicts the assets and liabilities managed by each of the respective business segments. The reported balances have been derived from the core financial reporting processes managed by the respective segment's finance organization. Adjustments have been made, where they are significant, to balances managed by one segment's financial infrastructure on behalf of another segment's customer base.

(1)
Preliminary

(2)
Risk Capital provides a better understanding of the capital resources employed in each segment. Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events and is the denominator used in calculating Return on Risk Capital on page 33 of the supplement. Management believes Return on Risk Capital is useful to make incremental decisions and serves as a key metric for organic growth initiatives. Return on Risk Capital is a non-GAAP performance measure.

Reclassified to conform to the current period's presentation.

CITIGROUP—RETURN ON CAPITAL(1)

	Average Risk Capital ($M)					Return on Risk Capital					Return on Invested Capital
	First Quarter 2004	Second Quarter 2004	Third Quarter 2004	Fourth Quarter 2004(2)	Full Year 2004(2)	First Quarter 2004	Second Quarter 2004	Third Quarter 2004	Fourth Quarter 2004(2)	Full Year 2004(2)	First Quarter 2004	Second Quarter 2004	Third Quarter 2004	Fourth Quarter 2004(2)	Full Year 2004(2)
Global Consumer:
Cards	$5,513	$5,439	$5,205	$5,300	$5,364	71%	75%	97%	108%	88%	24%	25%	31%	36%	29%
Consumer Finance	3,710	3,798	3,675	3,704	3,722	61%	63%	70%	63%	64%	22%	21%	23%	21%	22%
Retail Banking	12,514	12,732	13,315	13,896	13,114	36%	37%	37%	32%	35%	18%	18%	19%	17%	18%
Other	—	—	—	—	—	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM

Total Global Consumer	21,737	21,969	22,195	22,900	22,200	48%	56%	55%	54%	53%	20%	23%	23%	23%	22%

Global Corporate and Investment Bank:
Capital Markets and Banking	15,019	17,470	19,081	19,206	17,694	40%	35%	24%	26%	30%	31%	27%	19%	20%	24%
Transaction Services	1,263	1,340	1,462	1,452	1,379	75%	78%	78%	72%	75%	47%	48%	47%	43%	46%
Other	—	—	—	—	—	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM

Total Global Corporate and Investment Bank	16,282	18,810	20,543	20,658	19,073	42%	(60)%	28%	32%	11%	33%	(48)%	21%	24%	8%

Global Wealth Management:
Smith Barney	1,258	1,261	1,080	905	1,126	80%	67%	72%	99%	78%	61%	50%	52%	70%	58%
Private Bank	688	727	761	828	751	93%	84%	71%	(62)%	42%	91%	82%	69%	(63)%	40%

Total Global Wealth Management	1,946	1,988	1,841	1,733	1,877	85%	73%	72%	22%	64%	70%	60%	58%	17%	52%

Global Investment Management:
Life Insurance and Annuities	4,072	4,060	3,928	3,937	3,999	28%	23%	29%	28%	27%	22%	18%	22%	21%	21%
Asset Management	717	674	689	712	698	59%	41%	49%	(11)%	34%	14%	10%	12%	1%	9%

Total Global Investment Management	4,789	4,734	4,617	4,649	4,697	33%	25%	32%	22%	28%	18%	15%	18%	13%	16%

Proprietary Investment Activities	3,647	3,678	3,629	3,722	3,669	3%	30%	12%	36%	20%	1%	28%	10%	34%	18%
Corporate/Other(3)	(1,320)	(1,675)	(2,046)	(2,401)	(1,861)	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM

Total Citigroup(3)(4)	$47,081	$49,504	$50,779	$51,261	$49,656	45%	9%	42%	41%	34%	21%	5%	21%	20%	17%

(1)
Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)
Preliminary

(3)
Average Risk Capital is net of the cross-sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(4)
Total Citigroup Return on Invested Capital equals Citigroup Return on Equity.

NM
Not meaningful

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

	90 Days Or More Past Due(1)				Net Credit Losses(1)
				EOP Loans 4Q04				Average Loans 4Q04
	4Q03	3Q04	4Q04		4Q03	3Q04	4Q04
PRODUCT VIEW:
Cards	$3,392	$2,842	$2,944	$165.7	$2,186	$2,142	$2,150	$160.5
Ratio	2.14%	1.81%	1.78%		6.02%	5.50%	5.33%
North America Cards	3,133	2,593	2,667	147.8	2,052	1,981	2,015	143.4
Ratio	2.18%	1.84%	1.80%		6.25%	5.66%	5.59%
International Cards	259	249	277	17.9	134	161	135	17.1
Ratio	1.76%	1.55%	1.55%		3.84%	4.09%	3.16%
Consumer Finance	2,221	1,938	2,014	105.8	867	832	872	104.1
Ratio	2.36%	1.91%	1.90%		3.68%	3.31%	3.33%
North America Consumer Finance	1,683	1,479	1,525	82.8	512	487	534	81.4
Ratio	2.32%	1.84%	1.84%		2.81%	2.46%	2.61%
International Consumer Finance	538	459	489	23.0	355	345	338	22.7
Ratio	2.50%	2.17%	2.13%		6.65%	6.52%	5.92%
Retail Banking (excluding Commercial Markets)	3,802	3,907	4,094	165.5	119	176	186	162.0
Ratio	3.07%	2.53%	2.47%		0.39%	0.47%	0.46%
North America Retail Banking	2,299	2,473	2,515	115.4	24	25	36	113.0
Ratio	2.60%	2.29%	2.18%		0.11%	0.09%	0.13%
International Retail Banking	1,503	1,434	1,579	50.1	95	151	150	49.1
Ratio	4.24%	3.08%	3.15%		1.09%	1.33%	1.21%
Private Bank	121	150	127	39.0	8	(8)	(1)	38.4
Ratio	0.35%	0.39%	0.33%		0.09%	(0.08)%	(0.01)%
Other	—	—	—	1.3	—	—	(1)	1.4

Managed Loans (Excluding Commercial Markets)(2)	$9,536	$8,837	$9,179	$477.3	$3,180	$3,142	$3,206	$466.4
Ratio	2.31%	1.95%	1.92%		3.20%	2.82%	2.73%
Securitized Receivables (all in North America Cards)	(1,421)	(1,142)	(1,296)	(85.3)	(1,219)	(1,122)	(1,174)	(83.7)
Loans Held-for-Sale	—	(176)	(32)	(2.5)	(11)	(128)	(40)	(2.9)

On-Balance Sheet Loans (Excluding Commercial Markets)	$8,115	$7,519	$7,851	$389.5	$1,950	$1,892	$1,992	$379.8
Ratio	2.42%	2.06%	2.02%		2.42%	2.09%	2.09%
	Cash-Basis Loans(1)				Net Credit Losses(1)
Commercial Markets Groups	$1,350	$1,000	$735	41.2	$94	$43	$90	40.5
Ratio	3.38%	2.55%	1.78%		0.93%	0.43%	0.89%

Total Consumer Loans(2)(3)				$430.7				$420.3

REGIONAL VIEW (Excluding Commercial Markets):

	90 Days Or More Past Due (1)				Net Credit Losses(1)
				EOP Loans 4Q04				Average Loans 4Q04
	4Q03	3Q04	4Q04		4Q03	3Q04	4Q04
North America (excluding Mexico)	$6,794	$6,241	$6,327	$360.7	$2,573	$2,466	$2,546	$352.0
Ratio	2.14%	1.81%	1.75%		3.38%	2.91%	2.88%
Mexico	388	386	433	8.8	14	23	37	8.7
Ratio	5.65%	4.85%	4.93%		0.80%	1.13%	1.69%
Europe, Middle East and Africa	1,669	1,656	1,781	39.3	174	209	230	38.1
Ratio	4.90%	4.68%	4.53%		2.11%	2.40%	2.40%
Japan	355	290	308	16.1	323	304	297	16.5
Ratio	2.04%	1.81%	1.91%		7.43%	7.40%	7.15%
Asia (excluding Japan)	286	234	299	49.1	94	139	95	47.9
Ratio	0.86%	0.51%	0.61%		1.15%	1.24%	0.79%
Latin America	44	30	31	3.3	2	1	1	3.2
Ratio	1.50%	0.90%	0.93%		0.22%	0.06%	0.18%

Managed Loans (Excluding Commercial Markets)(2)	$9,536	$8,837	$9,179	$477.3	$3,180	$3,142	$3,206	$466.4
Ratio	2.31%	1.95%	1.92%		3.20%	2.82%	2.73%
Securitized Receivables (all in North America Cards)	(1,421)	(1,142)	(1,296)	(85.3)	(1,219)	(1,122)	(1,174)	(83.7)
Loans Held-for-Sale	—	(176)	(32)	(2.5)	(11)	(128)	(40)	(2.9)

On-Balance Sheet Loans (Excluding Commercial Markets)	$8,115	$7,519	$7,851	$389.5	$1,950	$1,892	$1,992	$379.8
Ratio	2.42%	2.06%	2.02%		2.42%	2.09%	2.09%
(1)
The ratios of 90 days or more past due, cash-basis loans and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)
This table presents consumer credit information on a managed basis and shows the impact of securitizations to reconcile to a held basis. Only North America Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see the Cards business on page 6.

(3)
Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $4 billion and $4 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES
TOTAL CITIGROUP
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$11,101	$11,049	$11,167	$10,843	$12,643	$12,506	$12,715	$12,034		$11,101	$12,643

Gross Credit (Losses)	(2,452)	(2,548)	(2,567)	(2,959)	(3,012)	(2,660)	(2,574)	(2,627)	11%	(10,526)	(10,873)	(3)%
Gross Recoveries	367	407	495	491	527	535	660	550	12%	1,760	2,272	29%

Net Credit (Losses)/Recoveries (NCLs)	(2,085)	(2,141)	(2,072)	(2,468)	(2,485)	(2,125)	(1,914)	(2,077)	16%	(8,766)	(8,601)	2%

NCLs—Excluding Loan Charge-offs with a Specific Reserve	1,953	2,010	1,800	2,302	2,343	2,078	1,665	1,919	(17)%	8,065	8,005	(1)%
General Reserve Releases	—	(4)	(230)	(286)	(171)	(541)	(752)	(618)	NM	(520)	(2,082)	NM
General Reserve Builds	12	—	—	—	—	—	66	12	—	12	78	NM
Specific Reserve Builds	88	180	44	177	58	51	50	73	(59)%	489	232	(53)%

Provision for Credit Losses	2,053	2,186	1,614	2,193	2,230	1,588	1,029	1,386	(37)%	8,046	6,233	(23)%
Other(1)(2)	(20)	73	134	2,075	118	746	204	(74)		2,262	994	(56)%

Allowance for Credit Losses at End of Period	$11,049	$11,167	$10,843	$12,643	$12,506	$12,715	$12,034	$11,269		$12,643	$11,269

Corporate Allowance for Unfunded Lending Commitments(3)	$567	$567	$526	$600	$600	$600	$600	$600		$600	$600

Total Allowance for Loans, Leases and Unfunded Lending Commitments	$11,616	$11,734	$11,369	$13,243	$13,106	$13,315	$12,634	$11,869		$13,243	$11,869

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans	2.65%	2.68%	2.57%	2.77%	2.71%	2.60%	2.43%	2.16%
(1)
Includes all adjustments to the Allowance for Credit Losses, such as increases in the allowance from acquisitions, foreign exchange translation impact, purchase accounting adjustments, etc.

(2)
The 2004 second quarter includes the addition of $715 million of credit loss reserves related to the acquisition of KorAm Bank. The 2004 first quarter includes the addition of $148 million of credit loss reserves related to the acquisition of the Washington Mutual Finance Corporation. The 2003 fourth quarter includes the addition of $2.1 billion of credit loss reserves related to the acquisition of Sears' Credit Card Business.

(3)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES
CONSUMER LOANS(1)
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$7,021	$7,070	$7,136	$7,038	$9,088	$9,218	$9,316	$8,894		$7,021	$9,088

Gross Credit (Losses)	(2,222)	(2,215)	(2,155)	(2,461)	(2,746)	(2,572)	(2,390)	(2,533)	(3)%	(9,053)	(10,241)	(13)%
Gross Recoveries	336	331	414	417	439	425	455	451	8%	1,498	1,770	18%

Net Credit (Losses)/Recoveries (NCLs)	(1,886)	(1,884)	(1,741)	(2,044)	(2,307)	(2,147)	(1,935)	(2,082)	(2)%	(7,555)	(8,471)	(12)%

NCLs—Excluding Loan Charge-offs with a Specific Reserve	1,886	1,884	1,656	2,037	2,307	2,126	1,863	1,984	(3)%	7,463	8,280	11%
General Reserve Releases	—	(4)	(130)	(86)	(21)	(191)	(502)	(468)	NM	(220)	(1,182)	NM
General Reserve Builds	12	—	—	—	—	—	66	12	—	12	78	NM
Specific Reserve Builds	41	8	12	—	4	—	4	21	—	61	29	(52)%

Provision for Credit Losses	1,939	1,888	1,538	1,951	2,290	1,935	1,431	1,549	(21)%	7,316	7,205	(2)%
Other(2)(3)	(4)	62	105	2,143	147	310	82	18		2,306	557	(76)%

Allowance for Credit Losses at End of Period	$7,070	$7,136	$7,038	$9,088	$9,218	$9,316	$8,894	$8,379		$9,088	$8,379

Net Consumer Credit (Losses) as a Percentage of Average Consumer Loans	2.29%	2.28%	2.08%	2.26%	2.45%	2.22%	1.93%	1.97%
Consumer Allowance for Credit Losses As a Percentage of Total Consumer Loans	2.13%	2.16%	2.08%	2.39%	2.40%	2.34%	2.18%	1.93%
(1)
Includes Commercial Markets Group Loans and loans made to Private Bank clients.

(2)
Includes all adjustments to the Allowance for Credit Losses, such as increases in the allowance from acquisitions, foreign exchange translation impact, purchase accounting adjustments, etc.

(3)
The 2004 second quarter includes the addition of $274 million of credit loss reserves related to the acquisition of KorAm Bank. The 2004 first quarter includes the addition of $148 million of credit loss reserves related to the acquisition of the Washington Mutual Finance Corporation. The 2003 fourth quarter includes the addition of $2.1 billion of credit loss reserves related to the acquisition of Sears' Credit Card Business.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES
CORPORATE LOANS(1)
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	4Q 2004 vs. 4Q 2003 Increase/ (Decrease)	Full Year 2003	Full Year 2004	Full Year 2004 vs. Full Year 2003 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$4,080	$3,979	$4,031	$3,805	$3,555	$3,288	$3,399	$3,140		$4,080	$3,555

Gross Credit (Losses)	(230)	(333)	(412)	(498)	(266)	(88)	(184)	(94)	81%	(1,473)	(632)	57%
Gross Recoveries	31	76	81	74	88	110	205	99	34%	262	502	92%

Net Credit (Losses)/Recoveries (NCLs)	(199)	(257)	(331)	(424)	(178)	22	21	5	NM	(1,211)	(130)	89%

NCLs—Excluding Loan Charge-offs with a Specific Reserve	67	126	144	265	36	(48)	(198)	(65)	NM	602	(275)	NM
General Reserve Releases	—	—	(100)	(200)	(150)	(350)	(250)	(150)	25%	(300)	(900)	NM
General Reserve Builds	—	—	—	—	—	—	—	—	—	—	—	—
Specific Reserve Builds	47	172	32	177	54	51	46	52	(71)%	428	203	(53)%

Provision for Credit Losses	114	298	76	242	(60)	(347)	(402)	(163)	NM	730	(972)	NM
Other(2)(3)	(16)	11	29	(68)	(29)	436	122	(92)		(44)	437	NM

Allowance for Credit Losses at End of Period	$3,979	$4,031	$3,805	$3,555	$3,288	$3,399	$3,140	$2,890		$3,555	$2,890

Net Corporate Credit (Losses) as a Percentage of Average Corporate Loans	0.78%	0.98%	1.29%	1.72%	0.73%	NM	NM	NM
Corporate Allowance for Credit Losses As a Percentage of Total Corporate Loans	3.77%	3.70%	3.70%	3.62%	3.27%	3.01%	2.80%	2.54%
Corporate Allowance for Unfunded Lending Commitments(4)	$567	$567	$526	$600	$600	$600	$600	$600		$600	$600

Total Corporate Allowance for Loans, Leases and Unfunded Lending Commitments	$4,546	$4,598	$4,331	$4,155	$3,888	$3,999	$3,740	$3,490		$4,155	$3,490

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Corporate Loans	4.31%	4.22%	4.21%	4.24%	3.87%	3.54%	3.33%	3.07%
(1)
Includes Loans related to the Corporate/Other segment.

(2)
Includes all adjustments to the Allowance for Credit Losses, such as increases in the allowance from acquisitions, foreign exchange translation impact, purchase accounting adjustments, etc.

(3)
The 2004 second quarter includes the addition of $441 million of credit loss reserves related to the acquisition of KorAm Bank.

(4)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

NON-PERFORMING ASSETS
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004
CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$61	$62	$36	$8	$71	$59	$15	$7
Other	4,021	4,142	3,753	3,411	2,842	2,560	2,185	1,899

Total Corporate Cash-Basis Loans	$4,082	$4,204	$3,789	$3,419	$2,913	$2,619	$2,200	$1,906

Corporate Cash-Basis Loans
JENA(1)	$1,077	$1,188	$1,121	$1,032	$805	$748	$553	$483
Other International(2)(3)	3,005	3,016	2,668	2,387	2,108	1,871	1,647	1,423

Total Corporate Cash-Basis Loans	$4,082	$4,204	$3,789	$3,419	$2,913	$2,619	$2,200	$1,906

Corporate Cash-Basis Loans as a % of
Total Corporate Loans	3.87%	3.86%	3.68%	3.49%	2.90%	2.32%	1.96%	1.68%
Consumer Cash-Basis (excluding Commercial Markets)	$4,710	$4,601	$4,493	$4,735	$4,693	$4,399	$4,452	$4,728
Commercial Markets Cash-Basis Loans	1,250	1,165	1,283	1,350	1,213	1,173	1,000	735

Total Consumer Cash-Basis Loans	$5,960	$5,766	$5,776	$6,085	$5,906	$5,572	$5,452	$5,463

CitiCapital Collateral Dependent Loans (included in Commercial Markets Cash-Basis Loans)	$462	$489	$413	$424	$474	$377	$440	$285

Renegotiated Loans (includes Corporate and Commercial Markets Loans)	$157	$178	$161	$140	$124	$111	$95	$83

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
Consumer(4)	$509	$479	$460	$437	$396	$369	$373	$320
Global Corporate and Investment Bank (4)	78	89	95	105	94	98	95	126

TOTAL OTHER REAL ESTATE OWNED	$587	$568	$555	$542	$490	$467	$468	$446

OTHER REPOSSESSED ASSETS(5)	$255	$228	$182	$151	$123	$97	$100	$93

(1)
JENA includes Japan, Western Europe and North America.

(2)
Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(3)
Includes $227 million, $313 million and $248 million of cash-basis loans for KorAm at June 30, 2004, September 30, 2004 and December 31, 2004, respectively. The $65 million decrease from September 30, 2004, reflects the Company's ongoing review of KorAm's loan portfolio.

(4)
Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5)
Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

Reclassified to conform to the current period's presentation.

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CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT